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[GRAPHIC]

ADVANTUS FIXED INCOME
AND BLENDED FUNDS

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]


ANNUAL REPORT TO SHAREHOLDERS
DATED SEPTEMBER 30, 2002


ADVANTUS BOND FUND, INC.
AN AGGREGATE BOND FUND

ADVANTUS INTERNATIONAL BALANCED FUND, INC.
AN INTERNATIONAL STOCK AND BOND FUND

ADVANTUS MONEY MARKET FUND, INC.
A MONEY MARKET SECURITIES FUND

ADVANTUS MORTGAGE SECURITIES FUND, INC.
A MORTGAGE - RELATED SECURITIES FUND

ADVANTUS SPECTRUM FUND, INC.
AN ASSET ALLOCATION FUND

CUT DOWN PAPERWORK, NOT TREES

ADVANTUS NOW OFFERS E-DELIVERY OF PROSPECTUSES, ANNUAL AND SEMI-ANNUAL REPORTS. TO FIND OUT MORE, CALL ADVANTUS SHAREHOLDER SERVICES AT (800) 665-6005.

ADVANTUS Fixed Income and Blended Funds

TABLE OF CONTENTS

PERFORMANCE UPDATES
   Bond Fund                                                            3
   International Balanced Fund                                          9
   Money Market Fund                                                   16
   Mortgage Securities Fund                                            19
   Spectrum Fund                                                       26
INVESTMENTS IN SECURITIES
   Bond Fund                                                           32
   International Balanced Fund                                         39
   Money Market Fund                                                   48
   Mortgage Securities Fund                                            51
   Spectrum Fund                                                       58
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                70
   Statements of Operations                                            72
   Statements of Changes in Net Assets                                 74
   Notes to Financial Statements                                       78
INDEPENDENT AUDITORS' REPORT                                          102
FEDERAL INCOME TAX INFORMATION                                        103
DIRECTORS AND EXECUTIVE OFFICERS                                      110
SHAREHOLDER SERVICES                                                  112

LETTER FROM THE PRESIDENT

[PHOTO of DIANNE ORBISON]

Dear Shareholders:

Although economic growth has slowed dramatically, we feel it has not stopped, and that is reason for optimism. Growth drives our economy and markets. In the first six months of the year, growth, as measured by the Gross National Product, dropped from 5 percent to 1.3 percent. The slowing economy has had a profound effect on business spending. Stimulative fiscal and monetary policies -- together with low inflation -- are in place. We believe these are powerful tools to help mend an ailing economy, but progress has been slow.

STOCK MARKET: The S&P 500 Index(1) recorded a 20.48 percent loss for the one year period ended September 30, 2002. The stock market responds to earnings. When companies reduce or miss their forecasted earnings, investor sentiment sinks lower (i.e., more uncertainty is unleashed in the market). At the end of this reporting period (September 30, 2002), more than two stocks fell for every one that rose on the New York Stock Exchange and NASDAQ Stock Market.

FIXED INCOME MARKET: The Lehman Brothers Aggregate Bond Index(2) returned 8.60 percent for the one year period ended September 30, 2002. Quality (i.e., investment grade) bonds have been strong performers in this economic cycle.

MARKET OUTLOOK: The capital markets are facing some solemn issues. The threat of war with Iraq has contributed to lower investor confidence and higher oil prices, which, we feel, will likely crimp further economic growth into next year.

We believe that double-digit returns in the stock market are not feasible in light of the economic and market environment. Investors need to adjust expectations to align with the current reality. Consider dollar cost averaging(3) into stock funds. This is an easy-to-implement strategy that can help smooth out the lows and highs of a volatile stock market.

CHANGES AT ADVANTUS. You will notice that 5 of the 11 Advantus Funds are included in this report. The other six Advantus Funds were published in an equities annual report dated July 31, 2002. We have divided the 11 reports for the funds into two mailings to achieve economies of scale in report preparation and mailing. We are also moving forward with plans to combine Advantus Funds' prospectuses in the same way and for the same reasons.

I have been President of the Advantus Funds since July. Bill Westhoff, former President and investment management veteran, retired in late July after 31 years of service to shareholders. I look forward to communicating with you on a regular basis and bringing you news of the economy, markets, and Advantus.

Sincerely,

/s/ Dianne Orbison

Dianne Orbison
President, Advantus Funds


(1) The S&P 500 INDEX is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is a market-weighted index that covers the U.S. investment grade fixed rate bond market. The index includes government and corporate securities, agency mortgage pass-through securities and asset backed securities.

(3) Dollar cost averaging does not ensure a profit or protect against loss in declining markets. Also, since such a program involves regular purchases, regardless of price level, consider your financial ability to continue purchases through periods of low price levels.

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ADVANTUS BOND FUND, INC.

PERFORMANCE UPDATE

WAYNE SCHMIDT, CFA, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

The Fund's performance for the year ended September 30, 2002, for each class of shares offered was as follows:

      Class A                        7.90 percent*
      Class B                        6.99 percent*
      Class C                        7.11 percent*

The Fund's benchmark, the Lehman Brothers Aggregate Bond Index,** returned 8.60 percent for the same period.

PERFORMANCE ANALYSIS

The U.S. bond market has been rediscovered by investors as they seek a safe haven from the equity market and explore ways to earn incremental returns over low money market yields. The demand for fixed income combined with global economic weakness, declining equity markets, and worldwide tension has generated a tremendous rally in the fixed income market. Yields on U.S. Treasury securities fell to 40-year lows as the five-year U.S. Treasury Note declined 146 basis points (1.46 percent) to yield just 2.57 percent. The ten-year note declined 120 basis points (1.20 percent) during the quarter, bringing its yield down to 3.60 percent.

The decline in interest rates paved the way for record mortgage refinancing as every homeowner enjoyed the opportunity to lower their mortgage interest cost. This refinancing wave has taken a toll on the mortgage sector of the fixed income market as loans are rapidly being paid off at a par dollar price. Over the past twelve months, mortgages were the weakest sector in the investment grade fixed income market returning 7.63 percent. We feel the corporate bond market continues to be a dangerous place in the wake of Enron and Worldcom. The volatility in the equity markets is reflected daily in the corporate bond market. Corporate bonds were the next weakest performing sector, but still returned a positive 8.19 percent. U.S. Treasuries were the star performers as investors opted for quality. U.S. Treasuries returned an attractive 10.45 percent for the period.

The Fund's solid performance is attributable to a variety of factors. The Fund has been overweight in mortgage-backed securities, but the prepayment risk of the securities held was actively managed through the use of commercial mortgage backed securities, structured mortgages and low loan balance pools of mortgages. The Fund did not experience the rapid prepayment speeds of the

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overall market. The Fund was also overweight in the corporate bond sector. We have maintained a diversified portfolio of corporate bonds and avoided the numerous credit disasters in this sector. While the Fund owns less U.S. Treasury securities than the index, the dollars invested in treasuries have been in the best performing securities: 30-year bonds and TIPS (treasury inflation protection securities).

OUTLOOK

We view yield and principal preservation as the key drivers to future returns in the bond market. The Fund will continue to overweight corporate bonds and mortgage-backed securities while staying conservative with our duration exposure. Within the corporate sector, we will selectively look for opportunities to add yield to the Fund.

We believe the fixed income market can not continue producing double-digit returns indefinitely. We feel this could be the third consecutive year of annual fixed income returns near 10 percent. We expect the party in bonds will end when the equity market finds a bottom and begins to recover. Investors have been re-educated on the need for diversification and stability that fixed income brings to their portfolio. With interest rates at 40-year lows, we think investors need to bring their fixed income return expectations in line with the realities of today's market. We believe low single digit returns in an environment where rates move higher seems inevitable.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

                        COMPARISON OF CHANGE IN VALUE OF
            A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS BOND FUND,
         LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1992 through September 30, 2002. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 2002.

[CHART]

                                     CLASS A

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                                     3.05%
Five year                                    5.49%
Ten year                                     6.13%

(Thousands)

                         LEHMAN BROTHERS
                            AGGREGATE
             CLASS A        BOND INDEX        CPI
9/30/92     $    9,546      $   10,000    $   10,000
9/30/93     $   10,661      $   10,985    $   10,402
9/30/94     $   10,009      $   10,579    $   10,761
9/30/95     $   11,516      $   12,044    $   10,998
9/30/96     $   11,979      $   12,628    $   11,328
9/30/97     $   13,246      $   13,846    $   11,579
9/30/98     $   14,405      $   15,411    $   11,744
9/30/99     $   14,064      $   15,334    $   12,053
9/30/00     $   14,773      $   16,406    $   12,462
9/30/01     $   16,794      $   18,647    $   12,793
9/30/02     $   18,121      $   20,252    $   12,979

[CHART]

                                     CLASS B

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                              1.99%
Five year                             5.46%
Since inception (8/19/94)             6.60%

(Thousands)

                           LEHMAN BROTHERS
                              AGGREGATE
               CLASS B        BOND INDEX          CPI
8/19/94      $   10,000       $   10,000      $   10,000
9/30/94      $    9,876       $    9,957      $   10,067
9/30/95      $   10,801       $   11,337      $   10,289
9/30/96      $   11,252       $   11,886      $   10,598
9/30/97      $   12,480       $   13,033      $   10,833
9/30/98      $   13,610       $   14,506      $   10,987
9/30/99      $   13,200       $   14,434      $   11,276
9/30/00      $   13,905       $   15,443      $   11,659
9/30/01      $   15,702       $   17,443      $   11,968
9/30/02      $   16,800       $   18,945      $   12,142

[CHART]

                                     CLASS C

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                              7.11%
Five year                             5.67%
Since inception (3/1/95)              6.62%

(Thousands)

                         LEHMAN BROTHERS
                            AGGREGATE
              CLASS C       BOND INDEX        CPI
 3/1/95     $   10,000     $   10,000     $   10,000
9/30/95     $   10,925     $   10,808     $   10,146
9/30/96     $   11,265     $   11,332     $   10,450
9/30/97     $   12,348     $   12,426     $   10,682
9/30/98     $   13,372     $   13,830     $   10,834
9/30/99     $   12,909     $   13,761     $   11,119
9/30/00     $   13,459     $   14,722     $   11,497
9/30/01     $   15,187     $   16,629     $   11,801
9/30/02     $   16,266     $   18,062     $   11,974

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TEN LARGEST BOND HOLDINGS

                                                  MARKET      % OF BOND
SECURITY DESCRIPTION                              VALUE       PORTFOLIO
--------------------                           -----------    ---------
Federal Home Loan Mortgage Corporation
   6.500%, 09/01/32                            $   726,604          3.1%
U.S. Treasury Bond
   6.000%, 02/15/26                                699,398          3.0%
U.S. Treasury Bond
   5.250%, 02/15/29                                638,695          2.7%
Federal National Mortgage Association
   7.500%, 05/01/31                                540,884          2.3%
Anheuser-Busch Companies, Inc.
   7.100%, 06/15/07                                540,760          2.3%
St. George Funding Company - 144A Issue
   8.485%, 12/29/49                                513,510          2.2%
Federal National Mortgage Association
   7.000%, 02/01/32                                496,418          2.1%
Federal National Mortgage Association
   7.000%, 11/01/31                                478,621          2.0%
Metropolitan Asset Funding - 144A Issue
   7.525%, 04/20/27                                435,961          1.8%
National Collegiate
   7.240%, 09/20/14                                433,089          1.8%
                                               -----------      -------
                                               $ 5,503,940         23.3%
                                               ===========      =======

[CHART]

U.S. Treasury                         7.6%
U.S. Government Agencies             26.2%
AAA Rated                            13.6%
AA Rated                             11.3%
A Rated                              15.0%
BBB Rated                            21.6%
D Rated                               0.3%
Cash and Other Assets/Liabilities     4.4%

Advantus International Balanced Fund, Inc.

PERFORMANCE UPDATE

GARY CLEMONS
AND TUCKER SCOTT III,
CFA, PORTFOLIO MANAGERS
TEMPLETON INVESTMENT COUNSEL, INC.
ALEXANDER CALVO, PORTFOLIO MANAGER
FRANKLIN ADVISORS, INC.

PERFORMANCE

The Advantus International Balanced Fund's performance for the year ended September 30, 2002 for each class of shares offered was as follows:

     Class A                         - 4.62 percent*
     Class B                         - 5.52 percent*
     Class C                         - 5.52 percent*

By comparison, an international equity index, the MSCI EAFE Index,** returned -15.14 percent, an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned 10.48 percent, and a blended index comprised of 60% MSCI EAFE Index and 40% J.P. Morgan Non-U.S. Government Bond Index returned -5.26% for the same period.

PERFORMANCE ANALYSIS

During the 12 months under review, global equity markets experienced uncertainty, and the U.S. market in particular was the focus of worldwide attention. The terrorist attacks of September 11, 2001, exacerbated what had begun earlier in 2001: declines in employment, corporate earnings and gross domestic product (GDP) growth in Asia, Europe and the Americas. Paradoxically, we believe the attacks may have contributed to economic recovery. The U.S. Federal Reserve Board continued its efforts to stimulate the economy through cuts in short-term interest rates. The Fed made eleven cuts during 2001, four after September 11th. Most nations' central banks followed the U.S. lead and sought economic stimulus through cutting their own interest rates.

In the U.S., the effects of monetary easing became apparent during the fourth quarter of 2001, as GDP grew at a 2.70 percent annualized rate. This trend continued in the first and second quarters of 2002, with annualized growth rates of 5.00 percent and 1.10 percent. However, relatively healthy consumer-related economic data contrasted with negative news on the corporate side. The Enron scandal raised concerns about other potential pitfalls, and as more corporate deception and fraudulent accounting came to light, investors became increasingly suspicious about corporate management credibility and companies' financial statements. Partly as a result, global market volatility spiked to levels not seen since the terrorist attacks and led to general stock price declines. Also contributing to the drop in stock prices were gloomy industry outlooks, led by the Information Technology and Telecommunications Services sectors. In addition, ongoing U.S. terrorist fears and geopolitical conflicts added uncertainty to global financial markets. All considered, outside the U.S., equity markets generally declined during the reporting period.

The Fund allocation at September 30, 2002 was 52 percent equity, 45 percent fixed income with the remaining portion in short-term instruments and cash.

From an equity perspective, industry sectors that declined sharply in the broad market, such as Financials, Health Care, Information Technology and Telecommunications Services negatively affected the Fund's performance. However, in a couple of these cases, the negative effect to overall performance was proportionally less severe for the Fund than for the MSCI EAFE Index. This was especially true in the Financial and Telecommunications sectors. On the positive side, based on strong stock selection, our Consumer-related sectors delivered solid investment results. This was not the case for the Index, as media, hotel and leisure-related stocks faced challenges during the period and generated negative returns within the Index.

Geographically, the Fund benefited from our exposure in Latin America, despite the fact that Latin America was battered by such unfavorable events as Argentina's currency devaluation, Brazils' political uncertainty and Mexico's economic jitters. In Asia, the Fund's relatively overweight positions in Hong Kong and South Korea drove much of the Fund's outperformance in the region. On a relative basis, our holdings in Japan also contributed to the Fund's overall performance. During the period, we remained unconvinced about the prospects of measurable corporate reforms in Japan.

Turning to the fixed income portion of the Fund, during the twelve months ending September 30, 2002, the JP Morgan Global Government Bond Index ex. U.S.--a benchmark index for the fixed income portion of the Fund--posted a positive return of 10.48 percent in U.S. dollar terms, versus a return of 10.74 percent for the JPM U.S. Government Bond Index--a benchmark index for U.S. Treasuries. The Fund did not hold any U.S. Treasury bonds during the year ended September 30, 2002. While the U.S. dollar depreciated against most major currencies during the period, the slightly lower returns of the non U.S. index is in part due to the underperformance of Japanese bonds and 1.85 percent depreciation of the Yen relative to the U.S. dollar during the period. In addition to the strong returns of global government bonds during the period, the fixed income allocation of the Fund also benefited from its underweight position in Japan and overweight position in Europe and the Dollar bloc.

The U.S. Treasury yield curve shifted down during the period, driven by the Federal Reserve's easing of monetary policy earlier in the fiscal year and the slower than previously anticipated recovery of the U.S. economy. The Fed reduced the Fed funds rate by 125 basis points (1.25 percent) from 3.00 to 1.75 percent. Meanwhile, the Euroland benchmark yield curve also shifted down during the period as the European Central Bank lowered its reference interest rate by 50 basis points (.50 percent) from 3.75 to 3.25 percent.

European bonds rose 17.59 percent in US dollar terms, as European bond markets offered positive returns in local currency terms and the Euro appreciated by
8.25 percent against the dollar. Performance was consistent across the region. Euro Area bonds, including German, Italian, French and Spanish bonds rose approximately 17.64 percent in U.S. dollar terms. The U.K. index outperformed as well, rising 17.02 percent in U.S. dollar terms as the Bank of England reduced its official interest rate by 75 basis points (.75 percent) from 4.75 to 4.00 percent during the fiscal year. The British Pound appreciated 6.38 percent against the dollar. The Japanese Index increased only 0.33 percent in U.S. dollar terms due to the weakness in the Japanese yen, as mentioned above. The Dollar-bloc bond markets posted mixed performance with Canadian bonds returning
7.60 percent, while Australian and New Zealand bonds outperformed, returning 16.55% percent and 24.44 percent, respectively. The Australian and New Zealand currencies appreciated 10.44 percent and 15.35 percent against the U.S. dollar versus the 0.48 percent depreciation of the Canadian dollar.

OUTLOOK

Periods such as the last year are disconcerting to investors. The outlook for the global economy and for equity markets was expected to improve, but it actually deteriorated, leaving investors with more questions than answers about their investments in equities. We believe, however, that these periods are similar to periods of extreme confidence, such as the first quarter of 2000. In both cases, emotion, not logical thinking guided investors' decisions and led them to irrational behavior. Another similarity that we believe exists in these kinds of periods is that they tend to be temporary, lasting only as long as the emotion persists.

While there are a number of uncertainties going forward, particularly the direction of consumer spending, we believe the extreme volatility of equity markets continues to provide us with the opportunity to identify quality companies with good operating prospects, often with attractive dividend yields, at prices that we find compelling. In the longer term, we believe our investment philosophy of buying when others are blindly selling should benefit our investors and we remain comfortable with the Fund's long-term holdings.

We thank you for your continued confidence in Templeton.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern markets.

+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
           $10,000 INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND,
          MSCI EAFE INDEX, J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX,
                    BLENDED INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index, Blended Index of 60% EAFE Index and 40% J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through September 30, 2002.

[CHART]

                                     CLASS A

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                             -9.86%
Five year                            -2.76%
Since inception (9/16/94)             2.80%

(Thousands)

                                    J.P. MORGAN               BLENDED
             CLASS A    EAFE INDEX     INDEX        CPI        INDEX
9/16/94     $  10,000   $  10,000    $  10,000   $  10,000   $  10,000
9/30/94     $   9,274   $   9,845    $  10,094   $  10,054   $   9,944
9/30/95     $   9,961   $  10,460    $  11,972   $  10,275   $  11,056
9/30/96     $  11,030   $  11,399    $  12,605   $  10,584   $  11,890
9/30/97     $  13,576   $  12,819    $  12,639   $  10,818   $  12,783
9/30/98     $  11,809   $  11,782    $  14,133   $  10,973   $  12,783
9/30/99     $  13,775   $  15,472    $  14,256   $  11,261   $  15,189
9/30/00     $  14,639   $  16,466    $  13,087   $  11,643   $  15,304
9/30/01     $  13,092   $  11,809    $  13,693   $  11,952   $  13,693
9/30/02     $  12,488   $   9,739    $  15,128   $  12,126   $  12,973

[CHART]

                                     CLASS B

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                            -10.25%
Five year                            -2.74%
Since inception (1/31/97)             -.40%

(Thousands)

                                    J.P. MORGAN               BLENDED
             CLASS B    EAFE INDEX     INDEX        CPI        INDEX
1/31/97     $  10,000   $  10,000    $  10,000   $  10,000   $  10,000
9/30/97     $  10,730   $  11,246    $  10,027   $  10,094   $  10,751
9/30/98     $   9,264   $  10,336    $  11,212   $  10,238   $  10,752
9/30/99     $  10,887   $  13,573    $  11,310   $  10,507   $  12,775
9/30/00     $  11,589   $  14,445    $  10,382   $  10,864   $  12,872
9/30/01     $  10,353   $  10,360    $  10,862   $  11,151   $  10,862
9/30/02     $   9,776   $   8,544    $  12,000   $  11,314   $  10,291

[CHART]

                                     CLASS C

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                             -5.52%
Five year                            -2.47%
Since inception (3/1/95)              3.56%

(Thousands)

                                    J.P. MORGAN               BLENDED
             CLASS C    EAFE INDEX     INDEX        CPI        INDEX
 3/1/95     $  10,000   $  10,000    $  10,000   $  10,000   $  10,000
9/30/95     $  11,026   $  11,175    $  11,198   $  10,146   $  11,192
9/30/96     $  12,120   $  12,179    $  11,791   $  10,450   $  12,036
9/30/97     $  14,780   $  13,696    $  11,822   $  10,682   $  12,940
9/30/98     $  12,759   $  12,588    $  13,219   $  10,834   $  12,940
9/30/99     $  14,763   $  16,530    $  13,335   $  11,119   $  15,375
9/30/00     $  15,555   $  17,592    $  12,241   $  11,497   $  15,492
9/30/01     $  13,801   $  12,617    $  12,807   $  11,801   $  12,807
9/30/02     $  13,039   $  10,406    $  14,150   $  11,974   $  12,133

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FIVE LARGEST STOCK HOLDINGS

                                                  MARKET     % OF STOCK
COMPANY                                SHARES      VALUE      PORTFOLIO
-------                               -------   -----------  ----------
Nippon Telegraph &
   Telephone Corporation                  158   $   525,628      2.5%
Korea Telecom ADR                      21,900       485,742      2.3%
BHP Billiton PLC                      100,220       464,938      2.2%
Checkpoint Software                    33,700       463,038      2.2%
Iberdrola SA                           35,072       454,068      2.2%
                                                -----------     ----
                                                $ 2,393,414     11.4%
                                                ===========     ====

FIVE LARGEST BOND HOLDINGS

                                                   MARKET    % OF BOND
ISSUER                                             VALUE     PORTFOLIO
------                                          -----------  ---------
Canadian Government
   6.00%, 06/01/11                              $ 2,114,324     11.8%
United Kingdom
   7.50%, 12/07/06                                1,638,662      9.1%
Buoni Poliennali del Tesoro
   7.75%, 11/01/06                                1,575,217      8.7%
Government of France
   4.00%, 10/25/09                                1,468,351      8.2%
Federal Republic of Germany
   5.00%, 07/04/11                                1,281,373      7.1%
                                                -----------     ----
                                                $ 8,077,927     44.9%
                                                ===========     ====

[CHART]

Health Care                                     1.8%
Consumer Staples                                2.5%
Technology                                      2.7%
Utilities                                       3.1%
Consumer Cyclical                               3.1%
Communication Services                          4.9%
Energy                                          5.9%
Basic Materials                                 7.1%
Capital Goods                                   8.3%
Financial                                      10.2%
Foreign Government Bonds                       43.8%
Cash and Other Assets/Liabilities               6.6%

Advantus Money Market Fund, Inc.

PERFORMANCE UPDATE

STEVEN S. NELSON, CFA, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

For the year ended September 30, 2002, the Advantus Money Market Fund earned a total return of 1.27 percent.* This compares to the three-month U.S. Treasury Bill, which earned 2.0 percent for the same period. The seven-day compound yield of the Fund was .99 percent* at September 30, 2002.

PERFORMANCE ANALYSIS

With the U.S. economy showing few signs of improving and in the face of continued global economic weakness, equity market turmoil, and the prospect of war, U.S. Treasury rates fell significantly across the entire yield curve. As a result of such low rates, the yields offered in the commercial paper market were correspondingly lower, with most issuers offering well below 2.00 percent yields over much of the past year.

The negative economic backdrop during the past year kept the Federal Reserve maintaining a very easy stance with respect to monetary policy. Market sentiment, which was increasingly positive at the beginning of 2002, definitely shifted again toward the negative during the past two quarters. Early in 2002, many investors were anticipating a stronger economy and the Federal Reserve to raise key short-term interest rates sometime later this year. However, such expectations have now been pushed well into the future, another reason for the rally in interest rates.


*Historical performance is not an indication of future performance. Investment returns will fluctuate. Investments in the Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

OUTLOOK

The investment approach applied to the Fund remained essentially unchanged over the past year. In other words, despite a dearth of attractive yields, the Fund's safety and liquidity was not compromised to marginally enhance returns. As always, principal preservation and minimal credit risk remained our primary focus.

Three-quarters of the way through 2002, we feel high-quality U.S. corporate commercial paper remains a sound, albeit low-yielding, alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. We believe this is particularly true given the current state of the global economy and the potential for further volatility with the growing probability of war with Iraq. The Advantus Money Market Fund has over 90 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's or P-1 by Moody's) or federal discount notes. In addition, the Fund's holdings are well diversified over a variety of stable industries. While we believe money market returns will remain low over the next several months, we think investors should consider the Fund's benefits of excellent liquidity and principal preservation as they make their asset allocation decisions.

[CHART]

                            AVERAGE DAYS TO MATURITY

             NUMBER OF DAYS
 10/2/01                40
 10/9/01                40
10/16/01                47
10/23/01                48
 11/6/01                45
11/13/01                45
11/20/01                40
11/27/01                52
 12/4/01                48
12/11/01                51
12/18/01                52
12/25/01                57
  1/1/02                53
  1/8/02                48
 1/22/02                49
 1/29/02                48
  2/5/02                46
 2/12/02                52
 2/19/02                54
 2/26/02                47
  3/5/02                43
 3/12/02                36
 3/19/02                35
 3/26/02                31
  4/2/02                34
  4/9/02                35
 4/16/02                36
 4/23/02                40
  5/7/02                45
 5/14/02                44
 5/21/02                46
 5/28/02                39
  6/4/02                33
 6/11/02                47
 6/18/02                54
 6/25/02                47
  7/2/02                55
  7/9/02                56
 7/16/02                53
 7/23/02                48
 7/30/02                53
  8/6/02                48
 8/13/02                49
 8/20/02                54
 8/27/02                53
  9/3/02                49
 9/10/02                49
 9/17/02                47
 9/24/02                48

[CHART]

                            SEVEN-DAY COMPOUND YIELD*

               PERCENTAGE
 10/2/01             2.62%
 10/9/01             2.74%
10/16/01             2.33%
10/23/01             1.98%
 11/6/01             1.60%
11/13/01             1.64%
11/20/01             1.76%
11/27/01             1.78%
 12/4/01             1.61%
12/11/01             1.64%
12/18/01             1.32%
12/25/01             1.38%
  1/1/02             1.39%
  1/8/02             1.29%
 1/22/02             1.16%
 1/29/02             1.24%
  2/5/02             1.18%
 2/12/02             1.24%
 2/19/02             1.18%
 2/26/02             1.23%
  3/5/02             1.18%
 3/12/02             1.22%
 3/19/02             1.23%
 3/26/02             1.24%
  4/2/02             1.19%
  4/9/02             1.19%
 4/16/02             1.07%
 4/23/02             0.87%
  5/7/02             1.00%
 5/14/02             1.14%
 5/21/02             1.03%
 5/28/02             0.99%
  6/4/02             1.08%
 6/11/02             1.02%
 6/18/02             1.06%
 6/25/02             1.02%
  7/2/02             0.99%
  7/9/02             1.08%
 7/16/02             1.00%
 7/23/02             1.05%
 7/30/02             1.01%
  8/6/02             1.02%
 8/13/02             1.00%
 8/20/02             1.00%
 8/27/02             0.99%
  9/3/02             0.93%
 9/10/02             1.05%
 9/17/02             0.98%
 9/24/02             0.98%

The yield quotation more closely represents the current earnings of the Money Market Fund than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*Historical performance is not an indication of future performance. Investment returns will fluctuate. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Advantus Mortgage Securities Fund, Inc.

PERFORMANCE UPDATE

KENT WEBER, CFA, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

The performance of the Fund for the year ended September 30, 2002 was as follows for the three classes of shares currently outstanding:

     Class A                         7.88 percent*
     Class B                         6.99 percent*
     Class C                         6.99 percent*

The Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index**, returned 7.36 percent for the same period.

PERFORMANCE ANALYSIS

The fixed income markets have been volatile over the last twelve months as prepayment and credit uncertainty ran high and investors continued to push yield premiums on mortgages and corporates wider and wider. Mortgages, which had performed admirably up through the third quarter of this year, did lag their duration-matched treasuries during the most recent quarter as interest rates pushed lower. Commercial mortgage-backed securities (CMBS) actually turned in the best performance during the period, as they remained relatively unaffected by the credit problems lurking in the corporate market and sheltered from the prepayment waves pounding the shores of the residential mortgage market.

Over the course of the year, we have managed the duration of your Fund both shorter and longer than the index. Recently it has grown longer as the mortgage index has shortened dramatically relative to the Fund as interest rates reach new generation lows. We typically manage our duration within a range of +/- 20 percent of the mortgage index. We expect to see the index start to

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

extend back out as it becomes repopulated with low coupon/longer duration mortgages and its rates begin to drift moderately higher. We do not plan to chase the index shorter or longer, but stay the course and let the index bounce around until the markets settle down and interest rates become more stable.

While we want to be on the right side of the duration fence, security selection truly offers us the greatest opportunity to consistently add value to your Fund. Therefore, we continued to pursue strategies that work to strengthen your overall diversification, reduce your prepayment risk (both fast and slow) and increase your total return opportunities while generating competitive yields. Securities that meet these criteria include specific mortgage pools backed by new low loan balances, seasoned AAA or AA-rated asset-backed securities, as well as select additions to the credit portions of your residential and commercial mortgage holdings. Additional income and returns have been generated throughout the year by embracing broad ownership of these prepayment-challenged sectors and by riding the improving credit ratings on our non-agency mortgage holdings. Solid security selection helps reduce your overall prepayment and credit volatility during challenging times like these, but does not completely immunize your Fund from spread volatility that continues to roll across different markets at different times.

OUTLOOK

We feel that the general level of interest rates is low and likely to remain low relative to our historical perspectives. Fortunately, mortgages are a large, diverse market of securities that, in our opinion, offer features specifically designed to address our current environment where prepayment and credit uncertainty runs high.

Given the historically low level of interest rates, we believe it's likely that the fixed income markets will remain quite volatile and over the short term the mortgage market could even give back some of it's near double-digit year to date returns. We feel that investors would be wise to adjust lower their forward-looking return expectations on their fixed income holdings and remember that bond prices do move inversely with the direction of interest rates. Even at these low rate levels, we believe mortgages continue to offer attractive, consistently competitive levels of income and low volatility.

We feel mortgages remain an attractive fixed income asset class, especially for those who pursue them opportunistically and on all available fronts. You deserve all the mortgage market has to offer and that's what we continue to offer you at Advantus; a unique, holistic, active, total return investment style that incorporates selective securities from numerous sectors of the mortgage market. We remain committed to building your Fund one bond at a time. We thank you for your business and trust in Advantus, and look forward to helping you meet your investment goals.

                       COMPARISON OF CHANGE IN VALUE OF A
     HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1992 through September 30, 2002. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 2002.

[CHART]

                                     CLASS A

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                              3.03%
Five year                             7.04%
Ten year                              6.81%

(Thousands)

                        LEHMAN BROTHERS
                        MORTGAGE-BACKED
           CLASS A      SECURITIES INDEX      CPI
9/30/92   $    9,548      $   10,000      $   10,000
9/30/93   $   10,379      $   10,664      $   10,269
9/30/94   $   10,000      $   10,524      $   10,624
9/30/95   $   11,353      $   11,947      $   10,858
9/30/96   $   11,901      $   12,640      $   11,184
9/30/97   $   13,135      $   13,908      $   11,432
9/30/98   $   14,283      $   15,108      $   11,595
9/30/99   $   14,605      $   15,449      $   11,899
9/30/00   $   15,729      $   16,599      $   12,303
9/30/01   $   17,916      $   18,646      $   12,629
9/30/02   $   19,335      $   20,017      $   12,814

[CHART]

                                     CLASS B

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:
Class B:

One year                              1.99%
Five year                             6.98%
Since inception (8/19/94)             7.57%

(Thousands)

                       LEHMAN BROTHERS
                       MORTGAGE-BACKED
           CLASS B     SECURITIES INDEX       CPI
8/19/94   $   10,000      $   10,000     $   10,000
9/30/94   $    9,928      $    9,874     $   10,067
9/30/95   $   10,742      $   11,209     $   10,289
9/30/96   $   11,297      $   11,859     $   10,598
9/30/97   $   12,521      $   13,049     $   10,833
9/30/98   $   13,633      $   14,175     $   10,987
9/30/99   $   13,840      $   14,495     $   11,276
9/30/00   $   14,955      $   15,573     $   11,659
9/30/01   $   16,906      $   17,494     $   11,968
9/30/02   $   18,087      $   18,781     $   12,142

[CHART]

                                     CLASS C

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:
Class C:

One year                              6.99%
Five year                             7.21%
Since inception (3/1/95)              7.61%

(Thousands)

                      LEHMAN BROTHERS
                      MORTGAGE-BACKED
           CLASS C    SECURITIES INDEX       CPI
 3/1/95   $   10,000     $   10,000      $   10,000
9/30/95   $   10,791     $   10,793      $   10,146
9/30/96   $   11,230     $   11,419      $   10,450
9/30/97   $   12,314     $   12,565      $   10,682
9/30/98   $   13,290     $   13,649      $   10,834
9/30/99   $   13,489     $   13,957      $   11,119
9/30/00   $   14,419     $   14,995      $   11,497
9/30/01   $   16,301     $   16,845      $   11,801
9/30/02   $   17,440     $   18,084      $   11,974

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TEN LARGEST BOND HOLDINGS

                                                     MARKET      % OF BOND
SECURITY DESCRIPTION                                 VALUE       PORTFOLIO
--------------------                              ------------   ---------
Federal National Mortgage Association
   6.000%, 10/01/32                               $  5,554,313       5.2%
Federal Home Loan Mortgage Corporation
   6.500%, 09/01/32                                  4,411,525       4.2%
Federal National Mortgage Association
   7.000%, 06/01/32                                  3,938,398       3.7%
Federal National Mortgage Association
   6.500%, 09/01/32                                  3,305,680       3.1%
Federal National Mortgage Association
   6.500%, 08/01/32                                  3,235,702       3.0%
Paine Webber Mortgage Acceptance
   Corporation 7.655%, 01/02/12                      2,695,407       2.6%
Federal National Mortgage Association
   6.500%, 03/01/32                                  2,388,390       2.3%
Federal National Mortgage Association
   6.500%, 07/01/32                                  2,300,745       2.2%
BankAmerica Manufactured Housing Contract
   7.800%, 10/10/26                                  2,161,824       2.0%
Federal Home Loan Mortgage Corporation
   6.000%, 09/01/32                                  2,134,202       2.0%
                                                  ------------      ----
                                                  $ 32,126,186      30.3%
                                                  ============      ====

[CHART]

FHLMC                                             6.1%
FNMA                                             29.6%
GNMA                                              4.0%
Vendee Mortgage Trust                             1.2%
Non-Agency Subprime Residential MBS               0.4%
Non-Agency Prime Residential MBS                 33.2%
Non-Agency Commercial MBS                        22.9%
Other Agency Obligations                          0.9%
Cash and Other Assets/Liabilities                 1.7%

[CHART]

Public Issues                               81.6%
Liquid 144A Issues                          12.9%
Illiquid 144A Issues and Other
 Private Placement Illiquid Issues           3.8%
Cash and Other Assets/Liabilities            1.7%

[CHART]

AAA Rated                                   57.5%
AA Rated                                    17.9%
A Rated                                      9.0%
BBB Rated                                   13.1%
BB Rated                                     0.4%
D Rated                                      0.4%
Cash and Other Assets/Liabilities            1.7%

Advantus Spectrum Fund, Inc.

MATT FINN, ALLEN STEINKOPF AND WAYNE SCHMIDT, PORTFOLIO MANAGERS
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

The Fund's performance for the year ended September 30, 2002, for each class of shares offered was as follows:

          Class A                        - 5.91 percent*
          Class B                        - 6.56 percent*
          Class C                        - 6.54 percent*

This compares to the Fund's benchmark, a blend of 60 percent S&P 500 Index** and 40 percent Lehman Brothers Aggregate Bond Index+, which returned -9.35 percent over the same period. The S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned -20.48% and 8.60%, respectively, for the same period.

PERFORMANCE ANALYSIS

Stock selection has been the largest contributor to the Fund's performance, helping the equity portion of the Fund to outperform the S&P 500 by over 800 basis points (8.00 percent) over the last year. As growth stocks rebounded strongly in the fourth quarter and first quarter of this year, the Fund was able to take advantage of these higher prices to exit from some of our positions and buy other stocks at good values that helped to reposition the Fund. This transition was completed in the first quarter of this year and the equity performance has continued to beat the benchmark every month this year.

The solid performance from the fixed income portion of the Fund is attributable to a variety of factors. The Fund was overweighted in mortgage-backed securities, but the prepayment risk of the securities held was actively managed through the use of commercial mortgage-backed securities, structured mortgages and low loan balance pools of mortgages. The Fund maintained a diversified portfolio of corporate bonds and avoided the numerous credit

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

disasters in this sector. While the Fund owns less U.S. Treasury securities than the index, the dollars invested in treasuries have been in one of the better performing securities: 30-year bonds and TIPS (treasury inflation protection securities).

OUTLOOK

We feel the Fund is positioned to perform well in up and down markets. We have positioned the Fund to be slightly biased towards equity (as measured by a 60/40 stock/bond index) with a 61 percent weight in equities vs. a 35 percent weight in bonds and 4 percent cash. The equity portion is broadly diversified with no larger than a 3 percent overweight in any one sector and no more than 3 percent in one security. No one can predict were the market will go in the short run, but currently we believe the market is discounting very near zero percent growth for our economy into the future. We do not believe this to be the case and thus think that equities should be overweighted. We are being careful not to increase our weighting too much in order to avoid being disappointed in our performance.

                       COMPARISON OF CHANGE IN VALUE OF A
    HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS SPECTRUM FUND, S&P 500 INDEX,
               LEHMAN BROTHERS AGGREGATE BOND INDEX, BLENDED INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Lehman Brothers Aggregate Bond Index, the S&P 500 Index, blended index of 60 percent S&P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1992 through September 30, 2002. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 2002.

[CHART]

                                     CLASS A

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                            -11.08%
Five year                            -2.01%
Ten year                              4.27%

(Thousands)

                                                     LEHMAN BROTHERS
                           BLENDED      S&P 500         AGGREGATE
               CLASS A      INDEX        INDEX          BOND INDEX        CPI
 9/30/92     $   10,000   $   10,000   $   10,000       $   10,000    $   10,000
10/31/92     $    9,492   $   10,941   $   10,772       $    9,867    $   10,043
10/31/93     $   10,316   $   12,007   $   11,832       $   11,038    $   10,312
 9/30/94     $   10,118   $   12,224   $   11,936       $   10,641    $   10,624
 9/30/95     $   11,978   $   14,553   $   15,075       $   12,138    $   10,858
 9/30/96     $   13,621   $   16,372   $   17,729       $   12,733    $   11,184
 9/30/97     $   15,889   $   20,713   $   24,435       $   13,969    $   11,432
 9/30/98     $   17,687   $   22,556   $   26,234       $   15,578    $   11,595
 9/30/99     $   20,531   $   26,127   $   33,087       $   15,520    $   11,899
 9/30/00     $   23,859   $   28,737   $   37,055       $   16,621    $   12,303
 9/30/01     $   16,141   $   25,633   $   27,187       $   18,774    $   12,629
 9/30/02     $   15,188   $   23,618   $   21,467       $   20,390    $   12,814

[CHART]

                                     CLASS B

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                            -11.24%
Five year                            -1.89%
Since inception (8/19/94)             4.45%

(Thousands)

                                                    LEHMAN BROTHERS
                           BLENDED      S&P 500        AGGREGATE
              CLASS B       INDEX        INDEX         BOND INDEX        CPI
8/19/94      $   10,000   $   10,000   $   10,000      $   10,000   $   10,000
9/30/94      $   10,003   $   10,181   $    9,863      $    9,860   $   10,067
9/30/95      $   11,316   $   12,121   $   12,457      $   11,343   $   10,289
9/30/96      $   12,953   $   13,636   $   14,651      $   11,872   $   10,598
9/30/97      $   15,184   $   17,251   $   20,192      $   13,005   $   10,833
9/30/98      $   16,913   $   18,786   $   21,678      $   14,425   $   10,987
9/30/99      $   19,524   $   21,760   $   27,342      $   14,401   $   11,276
9/30/00      $   22,712   $   23,934   $   30,620      $   14,688   $   11,659
9/30/01      $   15,258   $   21,349   $   22,466      $   17,369   $   11,968
9/30/02      $   14,257   $   19,353   $   17,864      $   18,865   $   12,142

[CHART]

                                     CLASS C

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN:

One year                             -6.54%
Five year                            -1.61%
Since inception (3/1/95)              4.12%

(Thousands)

                                                   LEHMAN BROTHERS
                           BLENDED      S&P 500       AGGREGATE
               CLASS C      INDEX        INDEX        BOND INDEX        CPI
 3/1/95      $   10,000   $   10,000   $   10,000      $   10,000    $   10,000
9/30/95      $   11,263   $   11,905   $   12,999      $   10,818    $   10,146
9/30/96      $   12,713   $   13,393   $   15,288      $   11,323    $   10,450
9/30/97      $   14,731   $   16,944   $   21,070      $   12,404    $   10,682
9/30/98      $   16,288   $   18,452   $   22,621      $   13,757    $   10,834
9/30/99      $   18,778   $   21,373   $   28,531      $   13,708    $   11,119
9/30/00      $   21,653   $   23,508   $   31,952      $   14,667    $   11,497
9/30/01      $   14,536   $   20,969   $   23,443      $   16,566    $   11,801
9/30/02      $   13,585   $   19,008   $   18,642      $   17,993    $   11,974

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FIVE LARGEST STOCK HOLDINGS

                                              MARKET      % OF STOCK
COMPANY                           SHARES      VALUE        PORTFOLIO
-------                           ------   ------------   ----------
Exxon Mobil Corporation           35,200   $  1,122,880          3.6%
Wachovia Corporation              33,400      1,091,846          3.5%
Pfizer, Inc.                      34,725      1,007,720          3.3%
Bank of America Corporation       11,800        752,840          2.5%
Brunswick Corporation             34,400        723,776          2.4%
                                           ------------   ----------
                                           $  4,699,062         15.3%
                                           ============   ==========

[CHART]

Common Stocks                           60.6%
Bonds                                   35.4%
Cash and Other Assets/Liabilities        4.0%

BOND PORTFOLIO CHARACTERISTICS-QUALITY BREAKDOWN

                                  % OF BOND
RATING                            PORTFOLIO
------                            ---------
U.S. Treasury                           5.7%
U.S. Government Agencies               35.1%
AAA rated                              16.2%
AA rated                                5.1%
A rated                                17.7%
BBB rated                              19.6%
D rated                                 0.6%
                                      -----
                                      100.0%
                                      =====

Advantus Bond Fund
Investments in Securities
SEPTEMBER 30, 2002

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
LONG-TERM DEBT SECURITIES (95.6%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (34.8%)
     Federal Home Loan Mortgage Corporation
      (FHLMC) (2.9%)
       $  700,000                                           6.500%     09/01/32    $   726,604
                                                                                   -----------
     Federal National Mortgage Association
      (FNMA) (21.6%)
          325,000                                           6.000%     09/01/17        337,724
          625,000(f)                                        6.000%     10/01/32        642,401
          147,480                                           6.230%     01/01/08        164,248
          214,972                                           6.500%     12/01/31        222,938
           92,564                                           6.500%     04/01/32         95,995
           98,191                                           6.500%     05/01/32        102,321
          207,061                                           6.500%     07/01/32        214,736
          169,857                                           6.500%     08/01/32        176,153
          404,214                                           6.500%     09/01/32        419,197
          330,000(f)                                        6.500%     10/01/32        341,860
          204,610                                           7.000%     09/01/31        213,684
          458,295                                           7.000%     11/01/31        478,621
          472,228                                           7.000%     02/01/32        496,418
          375,526                                           7.000%     03/01/32        394,766
          224,407                                           7.000%     06/01/32        234,368
          244,975                                           7.000%     07/01/32        255,848
          508,743                                           7.500%     05/01/31        540,884
                                                                                   -----------
                                                                                     5,332,162
                                                                                   -----------
     Government National Mortgage Association
      (GNMA) (1.7%)
          219,563                                           6.500%     07/15/32        229,194
          196,537                                           6.000%     02/17/30        199,304
                                                                                   -----------
                                                                                       428,498
                                                                                   -----------
     State and Local Government Obligations (1.0%)
          205,000   City of Eden Prairie, Minnesota         7.350%     02/20/09        243,829
                                                                                   -----------
     U.S. Treasury (7.6%)
          170,440   Inflationary Index Bond(g)              3.375%     01/15/07        185,724
          600,000   Bond                                    5.250%     02/15/29        638,695

              See accompanying notes to investments in securities.

                                       32

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
         $600,000   Bond                                    6.000%     02/15/26    $   699,398
          300,000   Bond                                    6.125%     08/15/29        359,051
                                                                                   -----------
                                                                                     1,882,868
                                                                                   -----------
Total U.S. government and agencies obligations
 (cost: $8,256,136)                                                                  8,613,961
                                                                                   -----------

CORPORATE OBLIGATIONS (60.8%)
   BASIC MATERIALS (6.2%)
     Agriculture Products (2.1%)
          250,000   Archer-Daniels-Midland
                     Company                                7.000%     02/01/31        289,136
          200,000   Cargill, Inc. -- 144A
                     Issue(d)                               6.375%     06/01/12        225,587
                                                                                   -----------
                                                                                       514,723
                                                                                   -----------
     Aluminum (.6%)
          150,000   Alcoa, Inc.                             4.250%     08/15/07        155,805
                                                                                   -----------
     Construction (1.3%)
          300,000   Vulcan Materials, Inc.                  6.400%     02/01/06        330,904
                                                                                   -----------
     Paper and Forest (2.2%)
          300,000   International Paper
                     Company                                8.000%     07/08/03        311,805
          200,000   Weyerhaeuser Company --
                     144A Issue(d)                          7.375%     03/15/32        215,346
                                                                                   -----------
                                                                                       527,151
                                                                                   -----------
   CONSUMER CYCLICAL (3.8%)
     Publishing (1.7%)
          200,000   Gannett Company, Inc.                   5.500%     04/01/07        218,239
          200,000   Scholastic Corporation                  5.750%     01/15/07        212,184
                                                                                   -----------
                                                                                       430,423
                                                                                   -----------
     Service (1.0%)
          250,000   Hertz Corp                              7.625%     06/01/12        234,020
                                                                                   -----------
     Textiles (1.1%)
          250,000   Mohawk Industries, Inc.                 6.500%     04/15/07        275,565
                                                                                   -----------

              See accompanying notes to investments in securities.

                                       33

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
   CONSUMER STAPLES (4.5%)
     Beverage (2.2%)
         $500,000   Anheuser-Busch
                     Companies, Inc.                        7.100%     06/15/07    $   540,760
                                                                                   -----------
     Broadcasting (.8%)
          200,000   TCI Communications Inc                  6.375%     05/01/03        197,241
                                                                                   -----------
     Food (.9%)
          200,000   General Mills, Inc.                     6.000%     02/15/12        215,419
                                                                                   -----------
     Retail (.6%)
          150,000   Safeway, Inc.                           4.800%     07/16/07        155,875
                                                                                   -----------
   ENERGY (2.5%)
     Oil (1.7%)
          250,000   Chevron Corporation                     3.500%     09/17/07        253,771
          150,000   Husky Energy, Inc.                      6.250%     06/15/12        164,296
                                                                                   -----------
                                                                                       418,067
                                                                                   -----------
     Oil & Gas (.8%)
          200,000   Canadian Natural
                     Resources, Ltd.                        5.450%     10/01/12        208,017
                                                                                   -----------
   FINANCIAL (38.7%)
     Asset-Backed Securities (2.4%)
          300,000   Caterpillar Financial
                     Services                               4.875%     06/15/07        317,824
          250,000   Fortress CBO Investments I,
                     Ltd. -- 144A Issue(b)(c)               7.850%     07/25/09        277,402
                                                                                   -----------
                                                                                       595,226
                                                                                   -----------
     Auto Finance (1.0%)
          250,000   General Motors Acceptance
                     Corporation                            6.125%     08/28/07        251,735
                                                                                   -----------
     Banks (3.3%)
          153,448   Banco Hipotecario Nacional --
                     144A Issue(b)(c)(h)                    7.916%     07/25/09         61,379
          500,000   St. George Funding Company --
                     144A Issue (b)(c)                      8.485%     12/29/49        513,510
          200,000   Wells Fargo & Company                   7.550%     06/21/10        239,980
                                                                                   -----------
                                                                                       814,869
                                                                                   -----------

              See accompanying notes to investments in securities.

                                       34

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
     Collateralized Mortgage Obligations/Mortgage
       Revenue Bonds (16.2%)
         $226,307   Chase Mortgage Finance
                     Corporation                            6.500%     09/25/13    $   238,156
          158,704   Countrywide Mortgage
                     Backed Securities, Inc.                6.750%     03/25/24        162,065
          381,743   GE Capital Mortgage
                     Services, Inc.                         6.750%     11/25/28        397,238
          200,053   GE Capital Mortgage
                     Services, Inc. -- 144A
                     Issue(d)                               6.500%     04/25/24        204,342
          248,506   GMAC Commercial
                     Mortgage Securities --
                     144A Issue(d)                          7.350%     10/15/11        275,786
          240,893   Green Tree Financial
                     Corporation                            6.400%     10/15/18        249,080
          250,000   Green Tree Financial
                     Corporation                            8.300%     05/15/19        268,717
          250,000   GS Mortgage Securities
                     Corporation                            7.289%     07/13/30        277,451
          280,035   Mellon Residential
                     Funding                                6.750%     06/26/28        289,970
          400,000   Metropolitan Asset
                     Funding -- 144A Issue(d)               7.525%     04/20/27        435,961
          213,211   Norwest Asset Securities
                     Corporation                            7.000%     06/25/12        219,225
          250,000   Paine Webber Mortgage
                     Acceptance Corporation --
                     144A Issue(d)                          7.655%     01/02/12        275,042
          199,331   Park Avenue Finance
                     Corporation -- 144A
                     Issue(d)                               7.580%     05/12/07        223,618
          300,000   Park Avenue Finance
                     Corporation --
                     144A Issue(d)                          7.680%     05/12/07        344,310
          156,894   Prudential Home Mortgage
                     Security Company --
                     144A Issue(d)                          6.770%     04/28/24        159,910
                                                                                   -----------
                                                                                     4,020,871
                                                                                   -----------

              See accompanying notes to investments in securities.

                                       35

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  -------     --------    -----------
     Commercial Finance (.7%)
         $150,000   General Electric Capital
                     Corporation                            6.750%     03/15/32    $   160,883
                                                                                   -----------
     Commercial Mortgage-Backed Securities (1.5%)
               --   Asset Securitization
                     Corporation(e)                         7.500%     04/14/29        178,385
               --   Asset Securitization
                     Corporation -- 144A
                     Issue(d)(e)                            7.500%     10/13/26        197,313
                                                                                   -----------
                                                                                       375,698
                                                                                   -----------
     Consumer Finance (3.0%)
         250,000 American Express Credit
                 Corporation(i)                             1.963%     03/15/10        249,985
         250,000 Chase Credit Card Master
                 Trust(i)                                   1.953%     03/16/09        250,088
         250,000 Citibank Credit Card
                 Issuance Trust(i)                          1.856%     12/15/05        249,849
                                                                                   -----------
                                                                                       749,922
                                                                                   -----------
     Equipment Finance (.6%)
          150,000  Boeing Capital Corporation               5.800%     01/15/13        153,029
                                                                                   -----------
     Finance -- Diversified (1.8%)
          406,955  National Collegiate                      7.240%     09/20/14        433,089
                                                                                   -----------
     Insurance (2.8%)
          150,000   Principal Life Global --
                     144A Issue(d)                          6.250%     02/15/12        161,448
          250,000   Safeco Corporation                      7.250%     09/01/12        269,030
          250,000   Stancorp Financial
                     Group, Inc.                            6.875%     10/01/12        254,232
                                                                                   -----------
                                                                                       684,710
                                                                                   -----------
     Investment Bankers/Brokers (.7%)
          150,000   Morgan Stanley                          6.750%     04/15/11        163,985
                                                                                   -----------
     Real Estate Investment Trust (3.6%)
          150,000   New Plan Excel Realty
                     Trust                                  5.875%     06/15/07        158,150
          200,000   Prologis                                6.700%     04/15/04        209,876

       See accompanying notes to investments in securities.

                                       36

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
         $200,000   Reckson Operating
                     Partnership LP                         7.400%     03/15/04    $   210,662
          300,000   Vornado Realty Trust                    5.625%     06/15/07        310,778
                                                                                   -----------
                                                                                       889,466
                                                                                   -----------
     Savings and Loans (1.1%)
          250,000   Washington Mutual, Inc.                 6.875%     05/15/11        285,017
                                                                                   -----------
   TRANSPORTATION (2.1%)
     Airlines (1.0%)
          250,000   American Airlines, Inc.(i)              2.420%     09/24/12        250,000
                                                                                   -----------
     Railroads (1.1%)
          250,000   CSX Corporation                         7.250%     05/01/04        267,294
                                                                                   -----------
   UTILITIES (3.0%)
     Electric Companies (3.0%)
          200,000   Entergy Louisiana, Inc.                 8.500%     06/01/03        206,972
          250,000   Hydro-Quebec(b)                         8.000%     02/01/13        322,895
          200,000   Public Service Company
                     of Colorado -- 144A
                     Issue(d)                               7.875%     10/01/12        200,190
                                                                                   -----------
                                                                                       730,057
                                                                                   -----------
Total corporate obligations (cost: $14,339,747)                                     15,029,821
                                                                                   -----------
Total long-term debt securities (cost: $22,595,883)                                 23,643,782
                                                                                   -----------

PAR/SHARES
----------
SHORT-TERM SECURITIES (7.1%)
   300,000    H.J. Heinz Company --
               144A Issue(d)                                6.490%     11/15/02         301,511
       840    Blackrock Provident Institutional
               TempFund, current rate 1.690%                                                840
 1,350,653    Dreyfus Funds -- Cash Management
               Plus Fund, current rate 1.780%                                         1,350,653
   112,753    Federated Prime Obligation Fund,
               current rate 1.720%                                                      112,753
                                                                                   ------------
              Total short-term securities
               (cost: $1,765,413)                                                     1,765,757
                                                                                   ------------
              Total investments in securities
               (cost: $24,361,296)(j)                                              $ 25,409,539
                                                                                   ============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 4.8% of net assets in foreign securities as of September 30, 2002.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements) Information concerning the illiquid securities held at September 30, 2002, which includes acquisition date and cost, is as follows:

                                        ACQUISITION
         SECURITY                           DATE            COST
         --------                       -----------      ----------
         St. George Funding Company
          144A Issue*                     06/12/97       $  500,169
         Banco Hipotecario Nacional
          144A Issue*                     01/08/01          151,249
         Fortress CBO
          Investments I, Ltd.
          144A Issue*                     01/16/01          247,534
                                                         ----------
                                                         $  898,952
                                                         ==========

* A 144A issue represents a security which has not been registered with the Securities and Exchange Commisssion under the Securities Act of 1933.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) At September 30, 2002, the total cost of investments purchased on a when-issued or forward commitment basis is $983,576.
(g) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(h) Income is not being accrued on this security and any payments received are being treated as a reduction of principal.
(i)  Floating rate bond
(j) At September 30, 2002, the cost of securities for federal income tax purposes was $24,428,864. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                          $ 1,147,665
     Gross unrealized depreciation                             (166,990)
                                                            -----------
     Net unrealized appreciation                            $   980,675
                                                            ===========

                 See accompanying notes to financial statements.

                                            Advantus International Balanced Fund
                                                       Investments in Securities
                                                              SEPTEMBER 30, 2002

           (Percentages of each investment category relate to total net assets.)

                                                                        MARKET
SHARES                                                                VALUE(a)
------                                                           -------------
COMMON STOCK (51.7%)
   AUSTRALIA (.6%)
     Mining (.6%)
    91,000    Iluka Resources, Ltd.                              $     229,940
                                                                 -------------
   BERMUDA (.8%)
     Insurance (.6%)
     3,500    XL Capital, Ltd. Class A                                 257,250
     Service (.2%)
     6,000    Accenture Limited(b)                                      85,680
                                                                 -------------
                                                                       342,930
                                                                 -------------
   BRAZIL (.7%)
     Mining (.7%)
    12,360    Vale Rio Doce ADR                                        267,594
                                                                 -------------
   CANADA (2.7%)
     Electrical Equipment (1.2%)
   223,000    Nortel Networks Corporation                              120,420
    17,000    BCE, Inc.                                                301,160
    97,000    Nortel Networks Corporation                               48,310
     Oil & Gas (1.5%)
    26,750    Husky Energy, Inc.                                       281,632
    21,500    Transcanada Pipelines, Ltd.                              306,330
                                                                 -------------
                                                                     1,057,852
                                                                 -------------
   DENMARK (.6%)
     Telecommunication (.6%)
    11,000    Tele Danmark `B'                                         238,570
                                                                 -------------
   FINLAND (1.5%)
     Insurance (.7%)
    40,525    Sampo Insurance                                          266,338
     Paper and Forest (.3%)
    13,000    Stora Enso                                               125,909
     Telecommunication (.5%)
    21,000    Metso Corporation                                        182,638
                                                                 -------------
                                                                       574,885
                                                                 -------------
   FRANCE (4.5%)
     Chemicals (1.0%)
     7,498    Aventis                                                  392,745
     Electrical Equipment (.3%)
    44,000    Alcatel A                                                102,190

              See accompanying notes to investments in securities.

                                       39

                                                                        MARKET
SHARES                                                                VALUE(a)
------                                                           -------------
     Houseware (.8%)
     9,570    BIC                                                $     316,844
     Investment Bankers/Brokers (.6%)
    24,000    AXA-UAP                                                  235,532
     Machinery (.2%)
    21,534    Alstom                                                    81,297
     Mining (.6%)
     9,320    Pechiney                                                 247,775
     Oil & Gas (1.0%)
     3,110    Total Fina ELF                                           409,405
                                                                 -------------
                                                                     1,785,788
                                                                 -------------
   GERMANY (3.4%)
     Banks (.5%)
     4,000    Deutsche Bank Ag                                         183,033
     Chemicals (.6%)
    15,000    Bayer                                                    258,539
     Electric Companies (.8%)
     6,860    E.On Ag                                                  323,394
     Manufacturing (.6%)
     3,600    Adidas-Salomon                                           238,378
     Technology (.3%)
     3,200    SAP                                                      142,315
     Transport Services (.6%)
    28,200    Deutsche Post Ag                                         232,715
                                                                 -------------
                                                                     1,378,374
                                                                 -------------
   HONG KONG (3.7%)
     Chemicals (--)
     1,880    CK Life Sciences International (b)                           342
     Electric Companies (.7%)
    72,500    CLP Holdings, Ltd.                                       301,169
     Investment Bankers/Brokers (--)
    28,000    Peregrine Investments Holdings                                 0
     Oil & Gas (.8%)
 1,687,345    Petrochina                                               341,813
     Real Estate (1.4%)
    47,000    Cheung Kong                                              296,477
    46,000    Hutchison Whampoa                                        266,578
     Telecommunication (.8%)
    16,000    China Mobile ADR(b)                                      180,800
   205,900    Swire Pacific Class B                                    129,354
                                                                 -------------
                                                                     1,516,533
                                                                 -------------

              See accompanying notes to investments in securities.

                                       40

                                                                        MARKET
SHARES                                                                VALUE(a)
------                                                           -------------
   INDIA (.3%)
     Office Equipment (.3%)
    12,000    Satyam Computer ADR                                $     106,800
                                                                 -------------
   ISRAEL (1.1%)
     Technology (1.1%)
    33,700    Checkpoint Software(b)                                   463,038
                                                                 -------------
   ITALY (.3%)
     Banks (.3%)
    25,000    San Paolo-IMI                                            140,586
                                                                 -------------
   JAPAN (6.1%)
     Drugs (1.1%)
    14,000    Ono Pharmaceutical                                       425,497
     Electrical Equipment (1.6%)
    34,000    Hitachi                                                  170,363
    37,000    NEC                                                      178,405
     7,100    Sony Corporation                                         298,020
     Investment Bankers/Brokers (.8%)
    23,600    Nomura Securities                                        310,169
     Machinery (.5%)
    66,000    Komatsu                                                  221,735
     Telecommunication (1.3%)
       158    Nippon Telegraph & Telephone Corporation                 525,628
     Water Utilities (.8%)
    37,000    Kurita Water Industries                                  332,799
                                                                 -------------
                                                                     2,462,616
                                                                 -------------
   MEXICO (.9%)
     Mining (.5%)
    86,560    Grupo Carso S.A.(b)                                      220,007
     Telecommunication (.4%)
     5,700    Telefonos de Mexico ADR                                  160,455
                                                                 -------------
                                                                       380,462
                                                                 -------------
   NETHERLANDS (3.2%)
     Chemicals (.7%)
     8,180    Akzo Nobel                                               263,548
     Electrical Equipment (.8%)
    21,100    Philips Electronics                                      306,541
     Investment Bankers/Brokers (1.7%)
    27,960    ING Group                                                387,137
     7,350    Rodamco Europe                                           281,117
                                                                 -------------
                                                                     1,238,343
                                                                 -------------

              See accompanying notes to investments in securities.

                                       41

                                                                        MARKET
SHARES                                                                VALUE(a)
------                                                           -------------
   NEW ZEALAND (.5%)
     Telecommunication (.5%)
    87,000    Telecom Corporation of New Zealand                 $     200,751
                                                                 -------------
   SOUTH KOREA (2.5%)
     Electric Companies (.4%)
    18,200    Korea Electric Power                                     169,806
     Electrical Equipment (.9%)
     3,000    Samsung Electronics GDR                                  355,500
     Technology (1.2%)
    21,900    Korea Telecom ADR                                        485,742
                                                                 -------------
                                                                     1,011,048
                                                                 -------------
   SPAIN (1.7%)
     Electric Companies (1.1%)
    35,072    Iberdrola SA                                             454,068
     Oil & Gas (.6%)
    20,550    Repsol                                                   243,512
     Telecommunication ( -- )
       528    Telefonica SA(b)                                           3,786
                                                                 -------------
                                                                       701,366
                                                                 -------------
   SWEDEN (4.0%)
     Banks (2.0%)
    35,600    Foreningssparbanken                                      355,136
   113,190    Nordic                                                   453,056
     Machinery (.4%)
    10,000    Atlas Copco                                              166,622
     Trucks and Parts (1.6%)
    17,200    Autoliv                                                  362,576
    20,800    Volvo Free `B'                                           301,709
                                                                 -------------
                                                                     1,639,099
                                                                 -------------
   SWITZERLAND (1.8%)
     Banks (.6%)
     6,000    UBS AG(b)                                                249,661
     Food (.7%)
     1,300    Nestle SA                                                284,143
     Insurance (.5%)
     3,520    Swiss Reinsurance                                        197,958
                                                                 -------------
                                                                       731,762
                                                                 -------------
   UNITED KINGDOM (10.8%)
     Chemicals (1.5%)
    76,909    Imperial Chemical Industries                             246,732

              See accompanying notes to investments in securities.

                                       42

                                                                        MARKET
SHARES                                                                VALUE(a)
------                                                           -------------
    44,000    Shire Pharmaceuticals(b)                           $     356,351
     Electrical Equipment (1.1%)
    17,000    BAE Systems PLC                                           51,330
   137,200    Kidde PLC                                                135,929
    37,000    WPP Group                                                248,164
     Food (.9%)
    57,100    J Sainsbury PLC                                          251,427
    12,750    Unilever PLC                                             115,692
     Investment Bankers/Brokers (.5%)
    24,000    Abbey National                                           194,373
     Manufacturing (.9%)
   218,600    Rolls-Royce PLC                                          343,770
     Medical Products/Supplies (.7%)
    34,850    Nycomed Amersham                                         298,615
     Mining (1.2%)
   100,220    BHP Billiton PLC                                         464,938
     Oil & Gas (2.0%)
    54,100    LLoyds TSB Group PLC                                     399,440
    69,300    Shell Transportation & Trading Company PLC               413,039
     Publishing (.3%)
    33,415    United Business Media PLC                                112,979
     Retail (.9%)
    75,544    Marks & Spencer Group                                    381,350
     Telecommunication (.8%)
   177,990    Cable & Wireless PLC                                     323,293
                                                                 -------------
                                                                     4,337,422
                                                                 -------------
Total common stock (cost: $28,474,681)                              20,805,759
                                                                 -------------
PREFERRED STOCK (.6%)
   GERMANY (.6%)
     Trucks and Parts (.6%)
     9,430    Volkswagen                                               242,311
                                                                 -------------
Total preferred stock (cost: $247,426)                                 242,311
                                                                 -------------

              See accompanying notes to investments in securities.

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
LONG-TERM DEBT SECURITIES (43.8%) (c)
   AUSTRALIA (1.2%)
     Government (1.2%)
          550,000   New South Wales Treasury
                     Corporation
                     (Australian Dollar)                    6.500%     05/01/06    $   310,756
          314,000   Queensland Treasury
                     Corporation (Australian
                     Dollar)                                6.500%     06/14/05        176,398
                                                                                   -----------
                                                                                       487,154
                                                                                   -----------
   BELGIUM (2.8%)
     Government (2.8%)
          100,000   Belgium Government
                     (European Currency Unit)               4.750%     09/28/06        103,230
          100,000   Belgium Government
                     (European Currency Unit)               5.000%     09/28/12        102,714
          775,000   Belgium Government
                     (European Currency Unit)               7.500%     07/29/08        904,107
                                                                                   -----------
                                                                                     1,110,051
                                                                                   -----------
   CANADA (5.3%)
     Government (5.3%)
        3,098,000   Canadian Government
                     (Canadian Dollar)                      6.000%     06/01/11      2,114,324
                                                                                   -----------
   DENMARK (1.5%)
     Government (1.5%)
        2,864,000   Kingdom of Denmark
                     (Danish Kroner)                        5.000%     08/15/05        394,640
        1,400,000   Kingdom of Denmark
                     (Danish Kroner)                        5.000%     11/15/13        192,464
                                                                                   -----------
                                                                                       587,104
                                                                                   -----------
   FRANCE (5.1%)
     Government (5.1%)
          297,000   Government of France
                     (European Currency Unit)               4.000%     01/12/04        297,047
        1,492,000   Government of France
                     (European Currency Unit)               4.000%     10/25/09      1,468,351

              See accompanying notes to investments in securities.

                                       44

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
          299,000   Government of France
                     (European Currency Unit)               6.750%     10/25/03    $   306,674
                                                                                   -----------
                                                                                     2,072,072
                                                                                   -----------
   GERMANY (5.2%)
     Government (5.2%)
          731,000   Bundesrepublic (European
                     Currency Unit)                         6.000%     07/04/07        795,704
        1,230,000   Bundesrepublic (European
                     Currency Unit)                         5.000%     07/04/11      1,281,373
                                                                                   -----------
                                                                                     2,077,077
                                                                                   -----------
   ITALY (5.1%)
     Government (5.1%)
          447,000   Buoni Poliennali del Tesoro
                     (European Currency Unit)               5.500%     11/01/10        478,790
        1,379,001   Buoni Poliennali del Tesoro
                     (European Currency Unit)               7.750%     11/01/06      1,575,217
                                                                                   -----------
                                                                                     2,054,007
                                                                                   -----------
   JAPAN (2.6%)
     Government (2.6%)
      125,800,000   International Bank of
                     Reconstruction and
                     Development (Japanese Yen)             4.500%     03/20/03      1,054,232
                                                                                   -----------
   NETHERLANDS (2.5%)
     Government (2.5%)
          930,000   Netherlands Government
                     (European Currency Unit)               5.750%     02/15/07        999,173
                                                                                   -----------
   NEW ZEALAND (1.6%)
     Government (1.6%)
        1,310,000   Government of New
                     Zealand (New Zealand Dollar)           7.000%     07/15/09        647,647
                                                                                   -----------

              See accompanying notes to investments in securities.

                                       45

                                                                                        MARKET
PRINCIPAL                                                  COUPON      MATURITY       VALUE(a)
---------                                                  ------      --------    -----------
   SPAIN (4.2%)
     Government (4.2%)
          100,000   Government of Spain
                     (European Currency Unit)               4.800%     10/31/06    $   103,406
          720,000   Government of Spain
                     (European Currency Unit)               5.000%     07/30/12        739,942
          350,000   Government of Spain
                     (European Currency Unit)               6.000%     01/31/08        381,348
          404,000   Government of Spain
                     (European Currency Unit)              10.150%     01/31/06        480,767
                                                                                   -----------
                                                                                     1,705,463
                                                                                   -----------
   SWEDEN (2.6%)
     Government (2.6%)
        1,000,000   Sweden Kingdom
                     (Swedish Krona)                        3.500%     04/20/06        104,868
        4,880,000   Sweden Kingdom
                     (Swedish Krona)                        5.500%     10/08/12        550,620
        3,650,000   Sweden Kingdom
                     (Swedish Krona)                        6.000%     02/09/05        408,319
                                                                                   -----------
                                                                                     1,063,807
                                                                                   -----------
   UNITED KINGDOM (4.1%)
     Government (4.1%)
          923,000   United Kingdom (British
                     Sterling Pound)                        7.500%     12/07/06      1,638,662
                                                                                   -----------
Total long-term debt securities (cost: $16,598,713)                                 17,610,773
                                                                                   -----------

              See accompanying notes to investments in securities.

                                                                                        MARKET
SHARES/PAR                                                   RATE      MATURITY       VALUE(a)
----------                                                  -----      --------   ------------
SHORT-TERM SECURITIES (2.7%)
   820,000    New Zealand Treasury
               Bill (New Zealand Dollar)(c)                 4.780%     10/09/02   $    384,082
   693,032    Bankers Trust Institutional
               Liquid Assets, current
               rate 1.760 %                                                            693,032
                                                                                  ------------
              Total short-term securities
               (cost: $1,084,301)                                                    1,077,114
                                                                                  ------------
              Total investments in securities
               (cost: $46,405,121)(d)                                             $ 39,735,957
                                                                                  ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated parenthetically.
(d) At September 30, 2002 the cost of securities for federal income tax purposes was $46,465,604. The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:

     Gross unrealized appreciation                                $  2,468,143
     Gross unrealized depreciation                                  (9,197,790)
                                                                  ------------
     Net unrealized depreciation                                  $ (6,729,647)
                                                                  ============

                 See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2002

(Percentages of each investment category relate to total net assets.)

PRINCIPAL                                              RATE     MATURITY           VALUE(a)
---------                                             -----     --------        -----------
COMMERCIAL PAPER (78.3%)
   BASIC MATERIALS (2.6%)
     Chemicals (2.6%)
  $1,099,000  EI Dupont De Nemours & Company          1.750%    12/04/02        $ 1,095,637
                                                                                -----------
   CAPITAL GOODS (2.4%)
     Electric Companies (2.4%)
   1,000,000  Emerson Electric Company(c)             1.711%    11/22/02            997,569
                                                                                -----------
   COMMUNICATION SERVICES (2.4%)
     Technology (2.4%)
   1,000,000  Verizon Net Fund                        1.994%    11/15/02            997,548
                                                                                -----------
   CONSUMER CYCLICAL (4.8%)
     Manufacturing (2.4%)
   1,000,000  The Stanley Works(c)                    1.711%    11/07/02            998,269
                                                                                -----------
     Publishing (2.4%)
   1,000,000  McGraw-Hill Companies, Inc.             1.782%    10/02/02            999,951
                                                                                -----------
   CONSUMER STAPLES (15.5%)
     Beverage (2.4%)
   1,000,000  The Coca-Cola Company                   1.670%    11/12/02            998,082
                                                                                -----------
     Food (10.7%)
   1,000,000  Cargill, Inc.                           1.782%    10/01/02          1,000,000
   2,000,000  H.J. Heinz Company(c)                   6.490%    11/15/02          2,007,781
   1,500,000  Nestle SA(c)                            1.692%    12/13/02          1,494,940
                                                                                -----------
                                                                                  4,502,721
                                                                                -----------
     Household Products (2.4%)
   1,000,000  Gillette Company(c)                     1.718%    02/14/03            993,641
                                                                                -----------
   FINANCIAL (36.4%)
     Banks (2.4%)
   1,000,000  Wells Fargo & Company                   1.710%    11/14/02            997,943
                                                                                -----------
     Commercial Finance (7.1%)
   1,000,000  Ciesco Limited Partnership              1.769%    10/25/02            998,839
   1,000,000  General Electric Capital Corporation    1.709%    10/18/02            999,205
   1,000,000  Receivables Capital Corporation(c)      1.759%    11/07/02            998,220
                                                                                -----------
                                                                                  2,996,264
                                                                                -----------
     Commercial Mortgage-Backed Securities (2.4%)
   1,000,000  Asset Securitization Corporation(c)     1.758%    11/08/02            998,173
                                                                                -----------
     Consumer Finance (22.1%)
   1,000,000  AIG Sunamerica Global Financing II      1.719%    11/25/02            997,417
   1,000,000  American General Finance Corporation    2.059%    01/06/03            994,557
   1,000,000  American International Group            1.795%    10/30/02            998,576

              See accompanying notes to investments in securities.

                                       48

PRINCIPAL                                              RATE     MATURITY             VALUE(a)
---------                                             -----     --------        ------------
  $1,000,000  Atlantis One Funding(c)                 1.930%    10/17/02        $    999,155
   1,000,000  Beethoven Funding Company(c)            1.814%    12/20/02             996,039
   1,000,000  Corp Rec Corporation(c)                 1.759%    11/21/02             997,548
   1,200,000  CXC, Inc.(c)                            1.731%    11/06/02           1,197,955
     850,000  Edison International(c)                 1.783%    12/13/02             846,980
   1,250,000  Enterprise Fund(c)                      1.803%    10/15/02           1,249,136
                                                                                ------------
                                                                                   9,277,363
                                                                                ------------
     Investment Bankers/Brokers (2.4%)
   1,000,000  Merrill Lynch & Company, Inc.           1.740%    12/09/02             996,721
                                                                                ------------
   HEALTH CARE (14.2%)
     Drugs (9.5%)
   1,000,000  Abbott Laboratories(c)                  1.729%    11/12/02             998,014
   1,000,000  Pfizer, Inc.(c)                         1.727%    10/04/02             999,858
   1,000,000  Pfizer, Inc.(c)                         1.727%    10/09/02             999,622
   1,000,000  Schering-Plough Corporation             1.741%    12/12/02             996,577
                                                                                ------------
                                                                                   3,994,071
                                                                                ------------
     Health Care- Diversified (4.7%)
   1,000,000  Johnson & Johnson (c)                   1.774%    10/28/02             998,690
   1,000,000  Johnson & Johnson (c)                   1.712%    01/10/03             995,285
                                                                                ------------
                                                                                   1,993,975
                                                                                ------------
Total commercial paper (cost: $32,837,928)                                        32,837,928
                                                                                ------------
U.S. GOVERNMENT OBLIGATIONS (13.1%)
   2,000,000  Federal Home Loan Mortgage
                 Corporation                          1.709%    12/05/02           1,993,932
   1,500,000  Federal National Mortgage Association   1.710%    12/18/02           1,494,540
   1,000,000  Federal National Mortgage Association   1.778%    01/08/03             995,200
   1,000,000  Federal National Mortgage Association   1.744%    01/29/03             994,300
                                                                                ------------
Total U.S. government obligations (cost: $5,477,972)                               5,477,972
                                                                                ------------

              See accompanying notes to investments in securities.

                                       49

SHARES                                                                              VALUE(a)
------                                                                          -----------
   MONEY MARKET FUNDS (8.4%)
   1,812,610  Dreyfus Cash Management Plus Funds,
               current rate 1.780%                                              $  1,812,610
   1,622,314  Federated Money Market Obligation Trust -- Prime
               Obligation Fund, current rate 1.720%                                1,622,314
      79,506  Wells Fargo & Company -- Cash Investment Fund,
               current rate 1.630%                                                    79,506
                                                                                ------------
              Total short-term securities
               (cost: $3,514,430)                                                  3,514,430
                                                                                ------------
              Total investments in securities
               (cost: $41,830,330)(b)                                           $ 41,830,330
                                                                                ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 2002.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. Such securities represent 43.6% of the Fund's net assets as of September 30, 2002.

                 See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2002

           (Percentages of each investment category relate to total net assets.)

                                                                                                     MARKET
PRINCIPAL                                                       COUPON         MATURITY            VALUE(a)
---------                                                       ------         --------        ------------
LONG-TERM DEBT SECURITIES (98.3%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (41.8%)
     Federal Home Loan Mortgage Corporation (FHLMC) (6.1%)
     $  2,070,000(g)                                             6.000%        09/01/32        $  2,134,202
     4,250,000                                                   6.500%        09/01/32           4,411,525
                                                                                               ------------
                                                                                                  6,545,727
                                                                                               ------------
     Federal National Mortgage Association (FNMA) (29.6%)
          600,000                                                6.000%        09/01/32             617,192
        5,405,000(g)                                             6.000%        10/01/32           5,554,313
          503,024                                                6.500%        10/01/28             524,988
        1,398,194                                                6.500%        12/01/31           1,450,005
        1,836,992                                                6.500%        02/01/32           1,910,628
        2,303,020                                                6.500%        03/01/32           2,388,390
          316,666                                                6.500%        04/01/32             328,404
          490,955                                                6.500%        05/01/32             511,606
        2,218,507                                                6.500%        07/01/32           2,300,745
        3,120,045                                                6.500%        08/01/32           3,235,702
        3,187,522                                                6.500%        09/01/32           3,305,680
          320,511                                                7.000%        02/01/29             336,685
          966,938                                                7.000%        06/01/31           1,016,437
          403,500                                                7.000%        09/01/31             424,164
          458,295                                                7.000%        11/01/31             478,621
        1,799,789                                                7.000%        02/01/32           1,882,904
        1,606,682                                                7.000%        03/01/32           1,688,997
        3,771,017                                                7.000%        06/01/32           3,938,398
                                                                                               ------------
                                                                                                 31,893,859
                                                                                               ------------
     Government National Mortgage Association (GNMA) (4.0%)
               --(e)                                             7.700%        07/16/40             619,735
        2,015,011                                                6.500%        06/15/32           2,103,400
          638,719                                                6.500%        07/15/32             666,736
          793,712                                                7.875%        05/15/17             917,307
                                                                                               ------------
                                                                                                  4,307,178
                                                                                               ------------
     Other Agency Obligations (.9%)
          138,652   Collateralized Mortgage Trust                5.000%        07/01/18             138,660
          746,000   Pleasant Hill California                     7.950%        09/20/15             815,117
                                                                                               ------------
                                                                                                    953,777
                                                                                               ------------

              See accompanying notes to investments in securities.

                                       51

                                                                                                     MARKET
PRINCIPAL                                                       COUPON         MATURITY            VALUE(a)
---------                                                       ------         --------        ------------
     Vendee Mortgage Trust (1.2%)
     $    759,667   U.S. Department of
                     Veteran Affairs(c)                          7.210%        02/15/25        $    842,029
          372,419   U.S. Department of
                     Veteran Affairs(c)                          7.793%        02/15/25             416,059
                                                                                               ------------
                                                                                                  1,258,088
                                                                                               ------------
Total U.S. government and agencies obligations
 (cost: $44,150,130)                                                                             44,958,629
                                                                                               ------------
   OTHER MORTGAGE-BACKED SECURITIES (56.5%)
     Non-Agency Commercial Mortgage-Backed Securities (22.9%)
           65,707   Advanta Mortgage Loan Trust                  7.750%        03/25/22              65,773
               --   Asset Securitization
                     Corporation(e)                              7.500%        04/14/29             936,608
               --   Asset Securitization
                     Corporation(e)                              7.500%        01/13/15           1,157,788
               --   Asset Securitization
                     Corporation --
                     144A Issue(e)(f)                            7.500%        10/13/26             853,906
          325,000   BankAmerica Manufactured
                     Housing Contract                            7.015%        01/10/28             345,984
        2,000,000   BankAmerica Manufactured
                     Housing Contract                            7.800%        10/10/26           2,161,824
          500,000   Covenant Retirement
                     Community                                   6.750%        06/01/04             525,118
          750,000   Covenant Retirement
                     Community                                   7.000%        06/01/06             818,341
        1,000,000   CS Mortgage Securities
                     Corporation                                 7.289%        07/13/30           1,109,806
        1,350,000   Fortress CBO Investments I
                     Limited -- 144A Issue(b)(d)                 7.850%        07/25/09           1,497,973
        1,250,000   Green Tree Financial
                     Corporation                                 8.300%        05/15/19           1,343,582
          600,000   Green Tree Financial
                     Corporation                                 8.300%        11/15/19             645,204
          463,112   Green Tree Financial
                     Corporation                                 9.100%        04/15/25             466,213
        1,100,000   Lehman ABS Manufactured
                     Housing Contract                            5.873%        05/15/22           1,147,985
          524,929   Metropolitan Asset Funding,
                     Inc. -- 144A Issue(f)                       6.980%        05/20/12             540,924
        1,284,640   Mid-State Trust                              7.340%        07/01/35           1,418,172
          360,011   Mid-State Trust                              7.400%        07/01/35             394,317
        1,035,032   Mid-State Trust                              7.790%        07/01/35           1,107,200
        1,000,000   Nomura Asset Securities
                     Corporation                                 7.710%        04/13/36           1,129,083

              See accompanying notes to investments in securities.

                                       52

                                                                                                     MARKET
PRINCIPAL                                                       COUPON         MATURITY            VALUE(a)
---------                                                       ------         --------        ------------
      $   203,572   Park Avenue Finance
                     Corporation -- 144A Issue(f)                7.580%        05/12/07        $    228,376
        1,700,000   Park Avenue Finance
                     Corporation -- 144A Issue(f)                7.680%        05/12/07           1,951,090
          911,333   Securitized Asset Sales,
                     Inc. -- 144A Issue(f)                       6.783%        11/28/23             934,071
          742,818   Structured Multiple Asset
                     Receivable -- 144A Issue(f)                 2.620%        01/18/05             721,064
          545,464   Structured Multiple Asset
                     Receivable -- 144A Issue(d)                 7.800%        07/25/11             598,258
        1,250,000   Structured Multiple Asset
                     Receivable -- 144A Issue(f)                 8.910%        06/25/14           1,446,561
        1,000,000   Vanderbilt Mortgage
                     and Finance, Inc                            7.955%        12/07/24           1,125,338
                                                                                               ------------
                                                                                                 24,670,559
                                                                                               ------------
     Non-Agency Prime Residential Mortgage-Backed
      Securities (33.2%)
        1,800,000   Associates Manufactured
                     Housing                                     7.900%        03/15/27           1,931,240
        1,696,700   Bear Stearns Mortgage
                     Securities, Inc.                            6.750%        04/30/30           1,777,208
          789,035   Bear Stearns Mortgage
                     Securities, Inc.                            6.750%        04/30/30             822,900
          615,374   Bear Stearns Mortgage
                     Securities, Inc.                            8.000%        11/25/29             643,072
        1,106,230   Chase Mortgage
                     Finance Corporation                         6.750%        11/25/24           1,130,678
        1,148,901   Chase Mortgage
                     Finance Corporation                         6.750%        02/25/25           1,175,016
          763,628   Chase Mortgage
                     Finance Corporation -- 144A
                     Issue(f)                                    6.641%        03/28/25             786,063
          842,991   CitiCorporation Mortgage
                     Securities, Inc. --
                     144A Issue (f)                              7.250%        08/25/27             865,642
          588,490   Countrywide Funding
                     Corporation                                 6.625%        02/25/24             605,645
        2,025,000   Countrywide Funding
                     Corporation                                 7.000%        06/25/24           2,079,472
        1,204,988   Countrywide Home Loan                        7.250%        02/25/28           1,227,233
          343,697   Countrywide Mortgage
                     Backed Securities, Inc.                     6.500%        03/25/24             349,416
          833,115   DLJ Mortgage Acceptance
                     Corporation                                 6.750%        01/25/24             874,845

              See accompanying notes to investments in securities.

                                       53

                                                                                                     MARKET
PRINCIPAL                                                       COUPON         MATURITY            VALUE(a)
---------                                                       ------         --------        ------------
     $    236,451   FBS Mortgage
                     Corporation -- 144A Issue(f)                7.032%        08/25/24        $    235,933
          304,159   First Union Corporation                      6.850%        09/25/26             321,268
          291,089   GE Capital Mortgage
                     Services, Inc.                              6.000%        04/25/09             295,071
          564,156   GE Capital Mortgage
                     Services, Inc.                              6.250%        04/25/14             591,472
          878,423   GE Capital Mortgage
                     Services, Inc.                              7.000%        03/25/26             891,125
          386,390   GE Capital Mortgage
                     Services, Inc.-- 144A Issue(f)              6.000%        11/25/08             390,513
          379,321   GE Capital Mortgage
                     Services, Inc.-- 144A Issue(f)              6.500%        01/25/24             384,048
          597,406   General Electric
                     Capital Corporation                         6.750%        09/25/12             609,796
          734,566   GMAC Commercial
                     Mortgage Securities(d)                      5.940%        07/01/13             741,223
          296,779   Housing Securities, Inc.                     7.000%        06/25/23             305,508
          630,749   Norwest Asset Securities
                     Corporation                                 6.250%        04/25/14             637,366
        1,013,032   Norwest Asset Securities
                     Corporation                                 6.750%        08/25/29           1,042,693
          467,721   Norwest Mortgage, Inc.                       7.500%        12/25/26             466,374
          548,205   Paine Webber Mortgage
                     Acceptance Corporation                      6.941%        02/25/24             553,555
        2,450,000   Paine Webber Mortgage
                     Acceptance Corporation(f)                   7.655%        01/02/12           2,695,407
          421,527   Paine Webber Mortgage
                     Acceptance Corporation                      8.125%        07/25/09             425,793
          447,363   Paine Webber Mortgage
                     Acceptance Corporation --
                     144A Issue(f)                               6.460%        04/29/24             472,496
          858,115   Prudential Home
                     Mortgage Securities                         6.050%        04/25/24             875,887
          972,917   Prudential Home
                     Mortgage Securities                         6.500%        04/25/26             992,735
          479,586   Prudential Home Mortgage
                     Securities -- 144A Issue(f)                 6.755%        09/28/08             493,456
          872,218   Prudential Home Mortgage
                     Securities -- 144A Issue(d)                 6.770%        04/28/24             897,250
          797,903   Prudential Home Mortgage
                     Securities -- 144A Issue(f)                 7.335%        09/28/24             850,565
          462,404   Residential Funding
                     Mortgage Securities                         6.500%        11/25/23             494,994

              See accompanying notes to investments in securities.

                                       54

                                                                                                     MARKET
PRINCIPAL                                                       COUPON         MATURITY            VALUE(a)
---------                                                       ------         --------        ------------
     $    846,019   Residential Funding
                     Mortgage Securities                         6.500%        03/25/24        $    869,335
          559,926   Residential Funding
                     Mortgage Securities                         6.500%        12/25/28             581,203
          580,134   Residential Funding
                     Mortgage Securities                         7.000%        05/25/12             596,018
        1,631,352   Residential Funding
                     Mortgage Securities                         7.000%        10/25/27           1,657,911
          627,234   Residential Funding
                     Mortgage Securities                         7.000%        08/25/29             656,821
          344,119   Residential Funding
                     Mortgage Securities                         7.250%        07/25/11             358,310
        1,141,041   Structured Asset
                     Mortgage Investments                        6.750%        05/02/30           1,146,381
                                                                                               ------------
                                                                                                 35,798,937
                                                                                               ------------
Non-Agency Sub-Prime Residential Mortgage-Backed
 Securities (.4%)
          174,717   Banco Hipotecario
                     Nacional -- 144A
                     Issue(b)(d)(h)                              3.265%        03/25/11              61,151
          469,203   Banco Hipotecario
                     Nacional -- 144A
                     Issue(b)(d)(h)                              7.540%        05/31/17             140,761
          475,957   Banco Hipotecario
                     Nacional -- 144A
                     Issue(b)(d)(h)                              7.916%        07/25/09             190,383
                                                                                               ------------
                                                                                                    392,295
                                                                                               ------------
Total other mortgage-backed securities (cost: $57,734,227)                                       60,861,791
                                                                                               ------------
Total long-term debt securities (cost: $101,884,357)                                            105,820,420
                                                                                               ------------

              See accompanying notes to investments in securities.

                                       55

                                                                                                     MARKET
SHARES                                                                                             VALUE(a)
------                                                                                        -------------
SHORT-TERM SECURITIES (7.5%)
        5,147,903   Dreyfus Funds -- Cash Management Plus Fund,
                     current rate 1.780%                                                      $   5,147,903
        2,884,321   Federated Money Market Obligations Trust -- Prime
                     Obligation Fund, current rate 1.720%                                         2,884,321
                                                                                              -------------
                    Total short-term securities
                     (cost: $8,032,224)                                                           8,032,224
                                                                                              -------------
                    Total investments in securities
                     (cost: $109,916,581)(i)                                                  $ 113,852,644
                                                                                              =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 1.8% of net assets in foreign securities as of September 30, 2002.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the interest rates of the securities in the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 2002.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at September 30, 2002 which includes acquisition date and cost, is as follows:

                                                                 ACQUISITION
     SECURITY                                                        DATE           COST
     --------                                                    -----------    -----------
     Banco Hipotecario Nacional 144A Issue*                        5/18/2000    $   437,399
     Banco Hipotecario Nacional 144A Issue*                          various        459,629
     Banco Hipotecario Nacional 144A Issue*                        9/06/2002         12,976
     Fortress CBO Investments I Limited 144A Issue*                7/26/2000      1,262,973
     GMAC Commercial Mortgage Securities                             various        705,767
     Prudential Home Mortgage Securities 144A Issue*               8/24/2000        811,794
     Structured Multiple Asset Receivable 144A Issue*               9/7/2001        559,959
                                                                                -----------
                                                                                $ 4,250,497
                                                                                ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.

                 See accompanying notes to financial statements.

(g) At September 30, 2002 the total cost of investments purchased on a when-issued or forward commitment basis is $7,668,587.
(h) Income is not being accrued on these securities and any payments received are treated as a reduction of principal.
(i) At September 30, 2002 the cost of securities for federal income tax purposes was $109,949,911. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                             $   4,602,965
     Gross unrealized depreciation                                  (700,232)
                                                               -------------
     Net unrealized appreciation                               $   3,902,733
                                                               =============

                 See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2002

(Percentages of each investment category relate to total net assets.)

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
COMMON STOCK (60.6%)
   BASIC MATERIALS (1.9%)
     Aluminum (.1%)
     3,500    Alcoa, Inc.                                             $   67,550
                                                                    ------------
     Chemicals (1.8%)
     7,200    Air Products and Chemicals, Inc.                           302,472
     3,700    Dow Chemical Company                                       101,047
     9,600    EI Dupont De Nemours & Company                             346,272
    15,400    Lyondell Petrochemical Company                             183,876
                                                                    ------------
                                                                         933,667
                                                                    ------------
   CAPITAL GOODS (3.3%)
     Aerospace/Defense (.3%)
     2,600    Raytheon Company                                            76,180
     1,400    United Technologies Corporation                             79,086
                                                                    ------------
                                                                         155,266
                                                                    ------------
     Electrical Equipment (1.4%)
    23,556    General Electric Company                                   580,655
     5,000    Honeywell International, Inc.                              108,300
                                                                    ------------
                                                                         688,955
                                                                    ------------
     Manufacturing (1.2%)
     4,800    3M Company                                                 527,856
     5,400    Tyco International, Ltd. (c)                                76,140
                                                                    ------------
                                                                         603,996
                                                                    ------------
     Trucks and Parts (.4%)
    10,400    Navistar International Corporation                         225,472
                                                                    ------------
   COMMUNICATION SERVICES (1.6%)
     Telecommunication (.3%)
     4,780    Qualcomm, Inc. (b)                                         132,024
                                                                    ------------
     Telephone (1.3%)
     8,100    AT&T Corporation -- Libery Media Corporation                97,281
     7,500    Bellsouth Corporation                                      137,700
     7,800    SBC Communications, Inc.                                   156,780
     9,800    Verizon Communications                                     268,912
                                                                    ------------
                                                                         660,673
                                                                    ------------

              See accompanying notes to investments in securities.

                                       58

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
   CONSUMER CYCLICAL (7.6%)
     Auto (1.5%)
     5,400    Eaton Corporation                                     $    344,196
     2,700    Harley-Davidson, Inc.                                      125,415
     1,300    ITT Industries, Inc.                                        81,029
     3,700    Magna International, Inc.(c)                               208,606
                                                                    ------------
                                                                         759,246
                                                                    ------------
     Leisure (1.4%)
    34,400    Brunswick Corporation                                      723,776
                                                                    ------------
     Lodging-- Hotel (.6%)
    28,200    Hilton Hotels                                              320,916
                                                                    ------------
     Retail (3.5%)
     7,200    Bed Bath & Beyond, Inc.(b)                                 234,504
     6,800    Family Dollar Stores                                       182,784
     3,200    Kohls' Corporation(b)                                      194,592
     5,300    Lowes Companies, Inc.                                      219,420
     6,300    Michaels' Stores, Inc.(b)                                  287,910
    12,800    Wal-Mart Stores, Inc.                                      630,272
                                                                    ------------
                                                                       1,749,482
                                                                    ------------
     Textiles (.6%)
     9,900    Jones Apparel Group, Inc.(b)                               303,930
                                                                    ------------
   CONSUMER STAPLES (6.2%)
     Beverage (.5%)
     3,180    Pepsico, Inc.                                              117,501
     3,300    The Coca-Cola Company                                      158,268
                                                                    ------------
                                                                         275,769
                                                                    ------------
     Broadcasting (1.1%)
    13,200    Clear Channel Communications, Inc.(b)                      458,700
     5,600    Comcast Corporation                                        116,816
                                                                    ------------
                                                                         575,516
                                                                    ------------
     Entertainment (.6%)
     7,500    Viacom, Inc.(b)                                            304,125
                                                                    ------------
     Food (.4%)
     5,900    Kraft Foods, Inc.                                          215,114
                                                                    ------------
     Household Products (2.0%)
     7,800    Colgate-Palmolive Company                                  420,810
     4,500    Gillette Compay                                            133,200
     5,200    Procter & Gamble Company                                   464,776
                                                                    ------------
                                                                       1,018,786
                                                                    ------------

              See accompanying notes to investments in securities.

                                       59

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
     Personal Care (.5%)
     5,900    Avon Products, Inc.                                   $    271,990
                                                                    ------------
     Retail (.4%)
     8,900    CVS Corporation                                            225,615
                                                                    ------------
     Service (.3%)
     5,600    Manpower, Inc.                                             164,304
                                                                    ------------
     Tobacco (.4%)
     5,300    Philip Morris Companies, Inc.                              205,640
                                                                    ------------
   ENERGY (5.1%)
     Oil (3.2%)
     4,800    Chevron Corporation                                        332,400
    35,200    Exxon Mobil Corporation                                  1,122,880
     4,600    Royal Dutch Petroleum Company(c)                           184,782
                                                                    ------------
                                                                       1,640,062
                                                                    ------------
     Oil & Gas (1.9%)
     6,300    Ensco International, Inc.                                  157,752
    10,256    Nabors Industries, Ltd.(b)(c)                              335,884
    11,600    Noble Corporation(b)                                       359,600
     3,100    Smith International, Inc.(b)                                90,861
                                                                    ------------
                                                                         944,097
                                                                    ------------
   FINANCIAL (14.3%)
     Auto Finance (.2%)
     4,500    Fleet Boston Financial Corporation                          91,485
                                                                    ------------
     Banks (6.2%)
    11,800    Bank of America Corporation                                752,840
    26,900    U.S. Bancorp                                               499,802
    33,400    Wachovia Corporation                                     1,091,846
    12,600    Wells Fargo & Company                                      606,816
     3,700    Zion BanCorporation                                        161,061
                                                                    ------------
                                                                       3,112,365
                                                                    ------------
     Consumer Finance (.6%)
    10,000    American Express Company                                   311,800
                                                                    ------------
     Finance -- Diversified (.6%)
     2,900    Fannie Mae                                                 172,666
     2,000    Freddie Mac                                                111,800
                                                                    ------------
                                                                         284,466
                                                                    ------------

              See accompanying notes to investments in securities.

                                       60

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
     Insurance (2.3%)
    11,700    Allstate Corporation                                  $    415,935
     8,100    American International Group                               443,070
     1,900    Chubb Corporation                                          104,177
     6,600    Expeditor Washington International, Inc.                   184,404
                                                                    ------------
                                                                       1,147,586
                                                                    ------------
     Investment Bankers/Brokers (2.5%)
    23,000    CitiGroup, Inc.                                            681,950
     2,600    Goldman Sachs Group, Inc.                                  171,678
     7,100    Merrill Lynch & Company, Inc.                              233,945
     4,600    Morgan Stanley                                             155,848
                                                                    ------------
                                                                       1,243,421
                                                                    ------------
     Real Estate (.4%)
    11,100    Boardwalk Equities, Inc.(c)                                104,340
     4,406    Brookfield Properties Corporation(c)                        84,815
                                                                    ------------
                                                                         189,155
                                                                    ------------
     Real Estate Investment Trust (1.0%)
     8,300    Developers Diversified Realty Corporation                  182,683
    10,900    Prologis                                                   271,519
     6,003    Winston Hotels, Inc.                                        43,462
                                                                    ------------
                                                                         497,664
                                                                    ------------
     Savings and Loans (.5%)
     8,400    Charter One Financial, Inc.                                249,648
                                                                    ------------
   HEALTH CARE (9.5%)
     Biotechnology (.8%)
     2,200    Amgen, Inc.(b)                                              91,740
     6,500    Genentech, Inc.(b)                                         212,095
     2,300    Idec Pharmaceuticals Corporation(b)                         95,496
                                                                    ------------
                                                                         399,331
                                                                    ------------
     Drugs (4.9%)
     4,900    Eli Lilly & Company                                        271,166
     7,500    Forest Laboratores, Inc.(b)                                615,075
    34,725    Pfizer, Inc.                                             1,007,720
     3,400    Schering-Plough Corporation                                 72,488
    16,400    Wyeth                                                      521,520
                                                                    ------------
                                                                       2,487,969
                                                                    ------------

              See accompanying notes to investments in securities.

                                       61

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
     Health Care -- Diversified (1.4%)
    12,700    Johnson & Johnson                                     $    686,816
                                                                    ------------
     Hospital Management (.7%)
     7,300    The HCA -- Healthcare Company                              347,553
                                                                    ------------
     Medical Products/Supplies (1.7%)
     5,800    Becton Dickinson and Company                               164,720
     6,000    Boston Scientific Corporation                              189,360
     3,400    Guidant Corporation                                        109,854
     6,800    St. Jude Medical, Inc.                                     242,760
     4,300    Zimmer Holdings, Inc.(b)                                   164,862
                                                                    ------------
                                                                         871,556
                                                                    ------------
   TECHNOLOGY (8.4%)
     Communications Equipment (.1%)
     4,900    Brocade Communication Systems, Inc.(b)                      36,897
                                                                    ------------
     Computer Hardware (2.2%)
    15,460    Dell Computer Corporation(b)                               363,619
     6,900    International Business Machines Corporation                402,891
    47,800    Symbol Technologies, Inc.                                  366,626
                                                                    ------------
                                                                       1,133,136
                                                                    ------------
     Computer Networking (.9%)
    36,985    Cisco Systems, Inc.(b)                                     387,603
     2,700    SEI Investments Company                                     64,476
                                                                    ------------
                                                                         452,079
                                                                    ------------
     Computer Peripherals (.3%)
    29,200    EMC Corporation(b)                                         133,444
                                                                    ------------
     Computer Services & Software (2.0%)
    10,400    BEA Systems, Inc.(b)                                        53,872
    15,588    Microsoft Corporation(b)                                   681,040
    22,300    Oracle Systems(b)                                          175,278
     7,200    Peoplesoft, Inc.                                            89,064
                                                                    ------------
                                                                         999,254
                                                                    ------------
     Electrical Semiconductor (1.2%)
     6,904    Applied Materials, Inc.(b)                                  79,741
     4,100    Intersil Corporation                                        53,136
    34,827    LSI Logic Corporation(b)                                   221,151
    12,686    Texas Instruments, Inc.                                    187,372
     4,300    Xilinx, Inc.(b)                                             68,103
                                                                    ------------
                                                                         609,503
                                                                    ------------

              See accompanying notes to investments in securities.

                                       62

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
     Electronics -- Computer Distribution (1.0%)
     9,100    Celestica, Inc.(b)(c)                                 $    119,210
     7,500    Cree, Inc.(b)                                               93,750
     7,300    WW Grainger, Inc.                                          310,615
                                                                    ------------
                                                                         523,575
                                                                    ------------
     Service -- Data Processing (.7%)
    14,600    Paychex, Inc.                                              355,072
                                                                    ------------
   TRANSPORTATION (1.0%)
     Air Freight (.3%)
     6,200    CH Robinson Worldwide, Inc.                                166,842
                                                                    ------------
     Railroads (.7%)
    12,518    CSX Corporation                                            330,225
                                                                    ------------
   UTILITIES (1.7%)
     Electric Companies (1.7%)
     2,900    Entergy Corporation                                        120,640
    11,300    Firstenergy Corporation                                    337,757
     7,000    Nisource, Inc.                                             120,610
    14,200    Pacific Gas and Electric Company                           159,892
     3,100    Public Service Enterprise Group, Inc.                       94,550
                                                                    ------------
                                                                         833,449
                                                                    ------------
Total common stock (cost: $34,024,335)                                30,660,262
                                                                    ------------

              See accompanying notes to investments in securities.

                                       63

                                                                                              MARKET
PRINCIPAL                                                    COUPON         MATURITY        VALUE(a)
---------                                                    ------         --------    ------------
LONG-TERM DEBT SECURITIES (35.4%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (14.4%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.7%)
    $    850,000                                              6.500%        09/01/32    $    882,305
                                                                                        ------------
    Federal National Mortgage Association (FNMA) (9.9%)
       1,070,000                                              6.000%        09/01/17       1,111,890
         336,603                                              4.000%        04/25/22         338,860
          40,180                                              6.000%        01/01/29          41,407
         196,640                                              6.230%        01/01/08         218,998
         306,338                                              6.500%        10/01/28         319,715
         205,722                                              6.500%        02/01/29         214,705
         387,204                                              6.500%        02/01/32         401,558
          95,090                                              6.500%        03/01/32          98,615
         194,792                                              6.500%        09/01/32         202,012
         112,083                                              7.000%        09/01/31         117,823
         504,124                                              7.000%        11/01/31         526,483
         709,292                                              7.000%        02/01/32         744,005
         223,414                                              7.000%        03/01/32         234,861
         136,596                                              7.000%        06/01/32         142,659
         293,969                                              7.000%        07/01/32         307,018
                                                                                        ------------
                                                                                           5,020,609
                                                                                        ------------
    Government National Mortgage Association (GNMA) (.8%)
         312,098                                              7.375%        11/15/11         349,240
          27,006                                              7.500%        10/15/28          28,684
                                                                                        ------------
                                                                                             377,924
                                                                                        ------------
    U.S. Treasury (2.0%)
         113,627   Inflationary Index Bond(g)                 3.375%        01/15/07         123,816
          75,000   Bond                                       5.500%        08/15/28          82,389
         550,000   Bond                                       6.000%        02/15/26         641,115
         150,000   Bond                                       6.125%        08/15/29         179,525
                                                                                        ------------
                                                                                           1,026,845
                                                                                        ------------
Total U.S. government and agencies obligations
 (cost: $7,024,981)                                                                        7,307,683
                                                                                        ------------

              See accompanying notes to investments in securities.

                                       64

                                                                                              MARKET
PRINCIPAL                                                     COUPON        MATURITY        VALUE(a)
---------                                                     ------        --------    ------------
   CORPORATE OBLIGATIONS (21.0%)
   BASIC MATERIALS (2.7%)
    Agriculture Products (1.4%)
    $    450,000   Archer-Daniels-Midland
                    Company                                   7.000%        02/01/31    $    520,444
         150,000   Cargill, Inc.(f)                           6.375%        06/01/12         169,190
                                                                                        ------------
                                                                                             689,634
                                                                                        ------------
    Construction (.8%)
         350,000   Vulcan Materials, Inc.                     6.400%        02/01/06         386,054
                                                                                        ------------
    Paper and Forest (.5%)
         250,000   Weyerhaeuser Company(f)                    7.375%        03/15/32         269,183
                                                                                        ------------
   CONSUMER CYCLICAL (1.2%)
    Auto (.4%)
         200,000   Enterprise Rent-A-Car
                    Company                                   7.500%        06/15/03         206,375
                                                                                        ------------
    Publishing (.8%)
         350,000   Gannett Company, Inc.                      5.500%        04/01/07         381,919
                                                                                        ------------
   CONSUMER STAPLES (1.2%)
    Broadcasting (.4%)
         212,000   TCI Communications Inc                     6.375%        05/01/03         209,076
                                                                                        ------------
    Food (.4%)
         200,000   General Mills, Inc.                        6.000%        02/15/12         215,419
                                                                                        ------------
    Retail (.4%)
         200,000   American Stores Company                    7.200%        06/09/03         206,266
                                                                                        ------------
   FINANCIAL (14.7%)
    Asset-Backed Securities (1.4%)
         250,000   Fortress CBO Investments I,
                    Ltd. -- 144A Issue(d)                     7.850%        07/25/09         277,402
         250,000   Lehman ABS Manufactured
                    Housing Contract                          5.873%        05/15/22         260,906
         156,894   Prudential Home Mortgage
                    Security Company -- 144A
                    Issue(f)                                  6.770%        04/28/24         159,910
                                                                                        ------------
                                                                                             698,218
                                                                                        ------------
    Banks (1.0%)
         500,000   St. George Funding
                    Company 144A Issue(c)(d)                  8.485%        12/29/49         513,510
                                                                                        ------------

              See accompanying notes to investments in securities.

                                       65

                                                                                              MARKET
PRINCIPAL                                                     COUPON        MATURITY        VALUE(a)
---------                                                     ------        --------    ------------
    Collateralized Mortgage Obligations/Mortgage
     Revenue Bonds (6.3%)
    $     51,112   Banco Hipotecario Nacional
                    144A Issue(c)(d)(h)                       7.916%        07/25/09    $     20,445
         294,212   Banco Hipotecario
                    Nacional -- 144A Issue(c)(d)(h)           8.000%        03/31/11          88,264
         410,249   Bear Stearns &
                    Company, Inc.                             8.000%        11/25/29         428,714
         387,445   Chase Mortgage Finance
                    Corporation -- 144A Issue(f)              6.641%        03/28/25         398,828
         350,000   Nomura Asset Securites
                    Corporation(c)                            7.710%        04/13/36         395,179
         238,645   Paine Webber Mortgage
                    Acceptance Corporation                    7.000%        10/25/23         240,731
         500,000   Park Avenue Finance
                    Corporation -- 144A Issue(f)              7.680%        05/12/07         573,850
         235,490   Residential Funding
                    Mortgage Securities                       7.000%        10/25/23         241,707
         760,547   Rosewood Care Centers
                    Capital Funding                           7.250%        11/01/13         781,363
                                                                                        ------------
                                                                                           3,169,081
                                                                                        ------------
    Commercial Finance (.7%)
         350,000   General Electric Capital
                    Corporation                               6.750%        03/15/32         375,393
                                                                                        ------------
    Commercial Mortgage-Backed Securities (.6%)
              --   Asset Securitization
                    Corporation -- 144A Issue(e)              7.500%        01/13/15         301,276
                                                                                        ------------
    Consumer Finance (.8%)
         200,000   American Express Credit
                    Corporation(i)                            1.963%        03/15/10         199,988
         200,000   Citibank Credit Card
                    Issuance Trust(i)                         1.856%        12/15/05         199,879
                                                                                        ------------
                                                                                             399,867
                                                                                        ------------
    Insurance (1.3%)
         400,000   Prudential Insurance Company
                    of America(f)                             6.600%        05/15/08         439,111
         200,000   Stancorp Financial
                    Group, Inc.                               6.875%        10/01/12         203,385
                                                                                        ------------
                                                                                             642,496
                                                                                        ------------
     Investment Bankers/Brokers (.5%)
         250,000   Morgan Stanley                             6.750%        04/15/11         273,308
                                                                                        ------------

              See accompanying notes to investments in securities.

                                       66

                                                                                              MARKET
PRINCIPAL                                                     COUPON        MATURITY        VALUE(a)
---------                                                     ------        --------    ------------
    Real Estate Investment Trust (2.1%)
    $    250,000   Prologis                                   6.700%        04/15/04    $    262,345
         200,000   Reckson Operating
                    Partnership LP                            7.400%        03/15/04         210,662
         200,000   Spieker Properties, Inc.                   6.950%        12/15/02         201,550
         350,000   Vornado Realty Trust                       5.625%        06/15/07         362,574
                                                                                        ------------
                                                                                           1,037,131
                                                                                        ------------
   UTILITIES (1.2%)
    Electric Companies (1.2%)
         250,000   Dominion Resources, Inc.                   5.700%        09/17/12         257,515
         200,000   Hydro-Quebec(c)                            8.000%        02/01/13         258,316
         100,000   South Carolina Electric & Gas              6.625%        02/01/32         113,668
                                                                                        ------------
                                                                                             629,499
                                                                                        ------------
Total corporate obligations (cost: $10,142,920)                                           10,603,705
                                                                                        ------------
Total long-term debt securities (cost: $17,167,901)                                       17,911,388
                                                                                        ------------

SHARES
------
SHORT-TERM SECURITIES (4.6%)
 2,271,057    Dreyfus Funds -- Cash
               Management Plus Fund, current rate 1.780%                                   2,271,057
       113    Federated Money Market Obligations Trust -- Prime
               Obligations Fund, current rate 1.720%                                             113
    20,515    Wells Fargo & Company -- Cash Investment Fund,
               current rate 1.810%                                                            20,515
                                                                                        ------------
              Total short-term securities
               (cost: $2,291,685)                                                          2,291,685
                                                                                        ------------
              Total investments in securities
               (cost: $53,483,921)(j)                                                   $ 50,863,335
                                                                                        ============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 4.5% of net assets in foreign securities as of September 30, 2002.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at September 30, 2002, which includes acquisition date and cost, is as follows:

                                           ACQUISITION
     SECURITY                                  DATE              COST
     --------                              -----------       -----------
     Fortress CBO Investments I,
       Ltd.-- 144A Issue*                      11/6/01       $   247,534
     Banco Hipotecario Nacional --
       144A Issue*                            04/01/99            49,504
     Banco Hipotecario Nacional --
       144A Issue*                            03/07/00           281,150
     St. George Funding Company --
       144A Issue*                            06/12/97           500,169
                                                             -----------
                                                             $ 1,078,357
                                                             ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles the holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(g) U.S. Treasury inflation protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(h) Income is not being accrued on these securities and any payments received are treated as a reduction of principal.
(i)  Floating rate bond
(j) At September 30, 2002 the cost of securities for federal income tax purposes was $56,829,609. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                             $     319,881
     Gross unrealized depreciation                                (6,286,155)
                                                               -------------
     Net unrealized depreciation                               $  (5,966,274)
                                                               =============

                 See accompanying notes to financial statements.

                       This Page Intentionally Left Blank

ADVANTUS FIXED INCOME AND BLENDED FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 2002

                                                                                                BOND
                                                                                                FUND
                                                                                           -------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                                          $  25,409,539
Cash in bank on demand deposit                                                                         -
Receivable for Fund shares sold                                                                   71,831
Receivable for investment securities sold (including paydowns)                                   939,607
Dividends and accrued interest receivable                                                        225,544
Receivable for refundable foreign income taxes withheld                                                -
Collateral for securities loaned (note 6)                                                              -
Other receivables                                                                                  1,207
                                                                                           -------------
       Total assets                                                                           26,647,728
                                                                                           -------------

                         LIABILITIES
Bank overdraft                                                                                    86,542
Bank overdraft of foreign currency (identified cost: $2,306)                                           -
Payable for Fund shares repurchased                                                               35,278
Dividends payable to shareholders                                                                 31,634
Payable for investment securities purchased                                                    1,739,372
Payable to Adviser                                                                                27,578
Payable upon return of securities loaned (note 6)                                                      -
                                                                                           -------------
       Total liabilities                                                                       1,920,404
                                                                                           -------------
Net assets applicable to outstanding capital stock                                         $  24,727,324
                                                                                           =============

Represented by:
    Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
     Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
     unallocated) of $.01 par value                                                        $      23,386
    Additional paid-in capital                                                                24,790,552
    Undistributed (distributions in excess of) net investment income                             (23,757)
    Accumulated net realized gains (losses) from investments and
     foreign currency transactions                                                            (1,111,100)
    Unrealized appreciation (depreciation) on investments
     and translation of assets and liabilities in foreign currencies                           1,048,243
                                                                                           -------------
       Total - representing net assets applicable to outstanding capital stock             $  24,727,324
                                                                                           =============
Net assets applicable to outstanding Class A shares                                        $  17,313,342
                                                                                           =============
Net assets applicable to outstanding Class B shares                                        $   6,307,868
                                                                                           =============
Net assets applicable to outstanding Class C shares                                        $   1,106,114
                                                                                           =============

Shares outstanding and net asset value per share:
    Class A - Shares outstanding: 1,638,445; 4,185,948; 41,927,822; 6,086,238; 3,509,032   $       10.57
                                                                                           =============
    Class B - Shares outstanding: 595,446; 327,158; --; 2,693,353; 1,071,480               $       10.59
                                                                                           =============
    Class C - Shares outstanding: 104,778; 104,167; --; 939,860; 229,104                   $       10.56
                                                                                           =============
* Identified cost                                                                          $  24,361,296
+ Including securities on loan of                                                          $           -

                 See accompanying notes to financial statements.

                                       70

                                                                                           INTERNATIONAL        MONEY
                                                                                              BALANCED         MARKET
                                                                                                FUND            FUND
                                                                                           -------------    -------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                                          $  39,735,957    $  41,830,330
Cash in bank on demand deposit                                                                     8,300                -
Receivable for Fund shares sold                                                                    2,918           66,573
Receivable for investment securities sold (including paydowns)                                    59,626                -
Dividends and accrued interest receivable                                                        474,931          114,021
Receivable for refundable foreign income taxes withheld                                           24,267                -
Collateral for securities loaned (note 6)                                                      2,420,920                -
Other receivables                                                                                      -            1,536
                                                                                           -------------    -------------
       Total assets                                                                           42,726,919       42,012,460
                                                                                           -------------    -------------

                         LIABILITIES
Bank overdraft                                                                                         -                -
Bank overdraft of foreign currency (identified cost: $2,306)                                       2,308                -
Payable for Fund shares repurchased                                                               67,794           57,777
Dividends payable to shareholders                                                                      -              435
Payable for investment securities purchased                                                            -                -
Payable to Adviser                                                                                58,502           26,426
Payable upon return of securities loaned (note 6)                                              2,420,920                -
                                                                                           -------------    -------------
       Total liabilities                                                                       2,549,524           84,638
                                                                                           -------------    -------------
Net assets applicable to outstanding capital stock                                         $  40,177,395    $  41,927,822
                                                                                           =============    =============

Represented by:
    Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
     Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
     unallocated) of $.01 par value                                                        $      46,173    $     419,278
    Additional paid-in capital                                                                49,551,336       41,508,544
    Undistributed (distributions in excess of) net investment income                            (595,730)               -
    Accumulated net realized gains (losses) from investments and
     foreign currency transactions                                                            (2,125,334)               -
    Unrealized appreciation (depreciation) on investments
     and translation of assets and liabilities in foreign currencies                          (6,699,050)               -
                                                                                           -------------    -------------
       Total - representing net assets applicable to outstanding capital stock             $  40,177,395    $  41,927,822
                                                                                           =============    =============
Net assets applicable to outstanding Class A shares                                        $  36,487,887    $  41,927,822
                                                                                           =============    =============
Net assets applicable to outstanding Class B shares                                        $   2,797,862                -
                                                                                           =============    =============
Net assets applicable to outstanding Class C shares                                        $     891,646                -
                                                                                           =============    =============

Shares outstanding and net asset value per share:
    Class A - Shares outstanding: 1,638,445; 4,185,948; 41,927,822; 6,086,238; 3,509,032   $        8.72    $        1.00
                                                                                           =============    =============
    Class B - Shares outstanding: 595,446; 327,158; --; 2,693,353; 1,071,480               $        8.55                -
                                                                                           =============    =============
    Class C - Shares outstanding: 104,778; 104,167; --; 939,860; 229,104                   $        8.56                -
                                                                                           =============    =============
* Identified cost                                                                          $  46,405,121    $  41,830,330
+ Including securities on loan of                                                          $   2,141,563    $           -


                                                                                              MORTGAGE
                                                                                             SECURITIES        SPECTRUM
                                                                                                FUND             FUND
                                                                                           -------------    -------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                                          $ 113,852,644    $  50,863,335
Cash in bank on demand deposit                                                                   215,312              375
Receivable for Fund shares sold                                                                1,095,153            3,909
Receivable for investment securities sold (including paydowns)                                 1,150,588          167,455
Dividends and accrued interest receivable                                                        615,000          184,589
Receivable for refundable foreign income taxes withheld                                                -                -
Collateral for securities loaned (note 6)                                                              -        3,106,909
Other receivables                                                                                    847            1,395
                                                                                           -------------    -------------
       Total assets                                                                          116,929,544       54,327,967
                                                                                           -------------    -------------

                         LIABILITIES
Bank overdraft                                                                                         -                -
Bank overdraft of foreign currency (identified cost: $2,306)                                           -                -
Payable for Fund shares repurchased                                                              145,010           25,516
Dividends payable to shareholders                                                                118,532                -
Payable for investment securities purchased                                                    8,870,823          555,366
Payable to Adviser                                                                               109,171           69,384
Payable upon return of securities loaned (note 6)                                                      -        3,106,909
                                                                                           -------------    -------------
       Total liabilities                                                                       9,243,536        3,757,175
                                                                                           -------------    -------------
Net assets applicable to outstanding capital stock                                         $ 107,686,008    $  50,570,792
                                                                                           =============    =============

Represented by:
    Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
     Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
     unallocated) of $.01 par value                                                        $      97,195    $      48,096
    Additional paid-in capital                                                               103,804,611       67,966,195
    Undistributed (distributions in excess of) net investment income                            (118,531)           5,170
    Accumulated net realized gains (losses) from investments and
     foreign currency transactions                                                               (33,330)     (14,828,083)
    Unrealized appreciation (depreciation) on investments
     and translation of assets and liabilities in foreign currencies                           3,936,063       (2,620,586)
                                                                                           -------------    -------------
       Total - representing net assets applicable to outstanding capital stock             $ 107,686,008    $  50,570,792
                                                                                           =============    =============
Net assets applicable to outstanding Class A shares                                        $  67,395,315    $  36,973,789
                                                                                           =============    =============
Net assets applicable to outstanding Class B shares                                        $  29,879,468    $  11,216,484
                                                                                           =============    =============
Net assets applicable to outstanding Class C shares                                        $  10,411,225    $   2,380,519
                                                                                           =============    =============

Shares outstanding and net asset value per share:
    Class A - Shares outstanding: 1,638,445; 4,185,948; 41,927,822; 6,086,238; 3,509,032   $       11.07    $       10.54
                                                                                           =============    =============
    Class B - Shares outstanding: 595,446; 327,158;--; 2,693,353; 1,071,480                $       11.09    $       10.47
                                                                                           =============    =============
    Class C - Shares outstanding: 104,778; 104,167;--; 939,860; 229,104                    $       11.08    $       10.39
                                                                                           =============    =============
* Identified cost                                                                          $ 109,916,581    $  53,483,921
+ Including securities on loan of                                                          $           -    $   3,029,396

ADVANTUS FIXED INCOME AND BLENDED FUNDS
STATEMENTS OF OPERATIONS                           YEAR ENDED SEPTEMBER 30, 2002

                                                                                     BOND
                                                                                     FUND
                                                                                -------------
Investment Income:
    Interest                                                                    $   1,453,554
    Dividends (net of foreign withholding taxes of $72,357 for
     International Balanced Fund)                                                           -
     Income from securities lending activities                                            920
     Commission reimbursment income (note 8)                                                -
                                                                                -------------
       Total investment income                                                      1,454,474
                                                                                -------------
Expenses (note 4):
    Investment advisory fee                                                           140,385
    Rule 12b-1 fees - Class A                                                          40,081
    Rule 12b-1 fees - Class B                                                          63,340
    Rule 12b-1 fees - Class C                                                          10,310
    Custodian fees                                                                     10,581
    Transfer agent and shareholder services fee                                        87,639
    Administrative services fee                                                        74,400
    Auditing and accounting services                                                    8,667
    Legal fees                                                                          5,574
    Registration fees                                                                  35,821
    Printing and shareholder reports                                                   20,653
    Directors' fees                                                                       899
    Insurance                                                                           2,013
    Other                                                                               5,096
                                                                                -------------
       Total expenses                                                                 505,459
    Less fees and expenses waived or absorbed by Advisor and Distributor                    -
     Class A Rule 12b-1 fees                                                         (181,150)
                                                                                -------------
     Other absorbed fees
       Total net expenses                                                             324,309
                                                                                -------------
       Investment income - net                                                      1,130,165

Realized and unrealized gains (losses) on investments and foreign currencies:
     Net realized gains (losses) from:
       Investments (note 3)                                                           293,831
       Foreign currency transactions                                                        -
     Net change in unrealized appreciation or depreciation on:
       Investments                                                                    316,770
       Translation of assets and liabilities in foreign currency                            -
                                                                                -------------
         Net gains (losses) on investments                                            610,601
                                                                                -------------
Net increase (decrease) in net assets resulting from operations                 $   1,740,766
                                                                                =============

                 See accompanying notes to financial statements.

                                       72

                                                   YEAR ENDED SEPTEMBER 30, 2002

                                                                                INTERNATIONAL        MONEY
                                                                                   BALANCED          MARKET
                                                                                     FUND             FUND
                                                                                -------------    -------------
Investment Income:
    Interest                                                                    $     789,664    $     865,090
    Dividends (net of foreign withholding taxes of $72,357 for
     International Balanced Fund)                                                     744,176                -
     Income from securities lending activities                                         31,956                -
     Commission reimbursment income (note 8)                                            8,234                -
                                                                                -------------    -------------
       Total investment income                                                      1,574,030          865,090
                                                                                -------------    -------------
Expenses (note 4):
    Investment advisory fee                                                           318,502          204,824
    Rule 12b-1 fees - Class A                                                         102,735          102,412
    Rule 12b-1 fees - Class B                                                          33,658                -
    Rule 12b-1 fees - Class C                                                          10,315                -
    Custodian fees                                                                     29,620            6,675
    Transfer agent and shareholder services fee                                       114,414          196,220
    Administrative services fee                                                        63,600           61,200
    Auditing and accounting services                                                   72,856           10,667
    Legal fees                                                                          5,873            5,783
    Registration fees                                                                  33,350           19,385
    Printing and shareholder reports                                                   24,566           27,467
    Directors' fees                                                                     1,073                -
    Insurance                                                                           2,238            2,350
    Other                                                                               6,284            2,957
                                                                                -------------    -------------
       Total expenses                                                                 819,084          639,940
    Less fees and expenses waived or absorbed by Advisor and Distributor              (20,547)        (102,412)
     Class A Rule 12b-1 fees                                                          (21,524)        (189,327)
                                                                                -------------    -------------
     Other absorbed fees
       Total net expenses                                                             777,013          348,201
                                                                                -------------    -------------
       Investment income - net                                                        797,017          516,889

Realized and unrealized gains (losses) on investments and foreign currencies:
     Net realized gains (losses) from:
       Investments (note 3)                                                        (2,685,017)               -
       Foreign currency transactions                                                   23,320                -
     Net change in unrealized appreciation or depreciation on:
       Investments                                                                     (2,735)               -
       Translation of assets and liabilities in foreign currency                        6,326                -
                                                                                -------------    -------------
         Net gains (losses) on investments                                         (2,658,106)               -
                                                                                -------------    -------------
Net increase (decrease) in net assets resulting from operations                 $  (1,861,089)   $     516,889
                                                                                =============    =============

                                                                                   MORTGAGE
                                                                                  SECURITIES        SPECTRUM
                                                                                     FUND             FUND
                                                                                -------------    -------------
Investment Income:
    Interest                                                                    $   6,012,049    $   1,357,354
    Dividends (net of foreign withholding taxes of $72,357 for
     International Balanced Fund)                                                           -          526,641
     Income from securities lending activities                                            397            5,787
     Commission reimbursment income (note 8)                                                -                -
                                                                                -------------    -------------
       Total investment income                                                      6,012,446        1,889,782
                                                                                -------------    -------------
Expenses (note 4):
    Investment advisory fee                                                           397,173          309,933
    Rule 12b-1 fees - Class A                                                         130,726          111,517
    Rule 12b-1 fees - Class B                                                         243,286          143,002
    Rule 12b-1 fees - Class C                                                          69,964           30,797
    Custodian fees                                                                     16,535           10,200
    Transfer agent and shareholder services fee                                       200,859          271,995
    Administrative services fee                                                        74,400           74,400
    Auditing and accounting services                                                   14,167           31,617
    Legal fees                                                                          6,223            6,077
    Registration fees                                                                  51,892           36,051
    Printing and shareholder reports                                                   32,168           32,456
    Directors' fees                                                                     1,738            1,526
    Insurance                                                                           2,350            2,465
    Other                                                                               4,143           11,598
                                                                                -------------    -------------
       Total expenses                                                               1,245,624        1,073,634
    Less fees and expenses waived or absorbed by Advisor and Distributor                    -                -
     Class A Rule 12b-1 fees                                                         (216,342)        (187,045)
                                                                                -------------    -------------
     Other absorbed fees
       Total net expenses                                                           1,029,282          886,589
                                                                                -------------    -------------
       Investment income - net                                                      4,983,164        1,003,193
Realized and unrealized gains (losses) on investments and foreign currencies:
     Net realized gains (losses) from:
       Investments (note 3)                                                         2,061,759          795,011
       Foreign currency transactions                                                        -                -
     Net change in unrealized appreciation or depreciation on:
       Investments                                                                   (946,746)      (4,590,027)
       Translation of assets and liabilities in foreign currency                            -                -
                                                                                -------------    -------------
         Net gains (losses) on investments                                          1,115,013       (3,795,016)
                                                                                -------------    -------------
Net increase (decrease) in net assets resulting from operations                 $   6,098,177    $  (2,791,823)
                                                                                =============    =============

ADVANTUS FIXED INCOME AND BLENDED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS      YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                                           BOND FUND
                                                                                ------------------------------
                                                                                     2002             2001
                                                                                -------------    -------------
Operations:
  Investment income - net                                                       $   1,130,165    $   1,239,980
  Net realized gains (losses) on investments                                          293,831          667,303
  Net change in unrealized appreciation or depreciation of investments                316,770          932,264
                                                                                -------------    -------------
      Net increase (decrease) in net assets resulting from operations               1,740,766        2,839,547
                                                                                -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                           (807,857)        (866,736)
   Class B                                                                           (271,659)        (324,599)
   Class C                                                                            (44,247)         (57,037)
  Net realized gains on investments:
   Class A                                                                                  -                -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
Tax return of capital:
   Class A                                                                                  -                -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
                                                                                -------------    -------------
      Total distributions                                                          (1,123,763)      (1,248,372)
                                                                                -------------    -------------
Capital share transactions (note 6):
  Proceeds from sales:
   Class A                                                                          8,060,173        4,288,940
   Class B                                                                          1,095,698          849,975
   Class C                                                                            377,877          339,564
  Shares issued as a result of reinvested distributions:
   Class A                                                                            482,580          537,883
   Class B                                                                            232,831          274,868
   Class C                                                                             38,135           52,255
  Payments for redemption of shares:
   Class A                                                                         (7,411,405)      (5,151,285)
   Class B                                                                         (1,753,551)      (1,749,781)
   Class C                                                                           (361,952)        (552,024)
                                                                                -------------    -------------
      Increase (decrease) in net assets from capital share transactions               760,386       (1,109,605)
                                                                                -------------    -------------
      Total increase (decrease) in net assets                                       1,377,389          481,570
Net assets at beginning of year                                                    23,349,935       22,868,365
                                                                                -------------    -------------
Net assets at end of year*                                                      $  24,727,324    $  23,349,935
                                                                                =============    =============
* including undistributed (distributions in excess of) net investment income    $     (23,757)   $     (30,159)

                 See accompanying notes to financial statements.

                                       74

                                                                                     INTERNATIONAL BALANCED
                                                                                             FUND
                                                                                ------------------------------
                                                                                     2002             2001
                                                                                -------------    -------------
Operations:
  Investment income - net                                                       $     797,017    $     773,755
  Net realized gains (losses) on investments                                       (2,661,697)         585,025
  Net change in unrealized appreciation or depreciation of investments                  3,591       (6,706,060)
                                                                                -------------    -------------
      Net increase (decrease) in net assets resulting from operations              (1,861,089)      (5,347,280)
                                                                                -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                            (13,409)        (474,541)
   Class B                                                                                  -          (20,756)
   Class C                                                                                  -           (7,703)
  Net realized gains on investments:
   Class A                                                                           (538,381)      (4,464,596)
   Class B                                                                            (46,854)        (433,503)
   Class C                                                                            (13,595)        (160,088)
Tax return of capital:
   Class A                                                                            (58,591)               -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
                                                                                -------------    -------------
      Total distributions                                                            (670,830)      (5,561,187)
                                                                                -------------    -------------
Capital share transactions (note 6):
  Proceeds from sales:
   Class A                                                                          9,885,446        2,195,662
   Class B                                                                            231,246          266,499
   Class C                                                                            103,193           88,765
  Shares issued as a result of reinvested distributions:
   Class A                                                                            547,656        4,562,906
   Class B                                                                             45,527          444,191
   Class C                                                                             13,545          167,374
  Payments for redemption of shares:
   Class A                                                                        (11,684,865)      (4,761,221)
   Class B                                                                           (820,242)        (908,928)
   Class C                                                                           (222,867)        (603,327)
                                                                                -------------    -------------
      Increase (decrease) in net assets from capital share transactions            (1,901,361)       1,451,921
                                                                                -------------    -------------
      Total increase (decrease) in net assets                                      (4,433,280)      (9,456,546)
Net assets at beginning of year                                                    44,610,675       54,067,221
                                                                                -------------    -------------
Net assets at end of year*                                                      $  40,177,395    $  44,610,675
                                                                                -------------    -------------
* including undistributed (distributions in excess of) net investment income    $    (595,730)   $    (660,628)

                                                                                          MONEY MARKET
                                                                                             FUND
                                                                                ------------------------------
                                                                                     2002             2001
                                                                                -------------    -------------
Operations:
  Investment income - net                                                       $     516,889    $   1,904,964
  Net realized gains (losses) on investments                                                -                -
  Net change in unrealized appreciation or depreciation of investments                      -                -
                                                                                -------------    -------------
      Net increase (decrease) in net assets resulting from operations                 516,889        1,904,964
                                                                                -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                           (516,889)      (1,904,964)
   Class B                                                                                  -                -
   Class C                                                                                  -                -
  Net realized gains on investments:
   Class A                                                                                  -                -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
Tax return of capital:
   Class A                                                                                  -                -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
                                                                                -------------    -------------
      Total distributions                                                            (516,889)      (1,904,964)
                                                                                -------------    -------------
Capital share transactions (note 6):
  Proceeds from sales:
   Class A                                                                         49,808,401       66,749,910
   Class B                                                                                  -                -
   Class C                                                                                  -                -
  Shares issued as a result of reinvested distributions:
   Class A                                                                            514,260        1,869,131
   Class B                                                                                  -                -
   Class C                                                                                  -                -
  Payments for redemption of shares:
   Class A                                                                        (50,878,207)     (68,323,524)
   Class B                                                                                  -                -
   Class C                                                                                  -                -
                                                                                -------------    -------------
      Increase (decrease) in net assets from capital share transactions              (555,546)         295,517
                                                                                -------------    -------------
      Total increase (decrease) in net assets                                        (555,546)         295,517
Net assets at beginning of year                                                    42,483,368       42,187,851
                                                                                -------------    -------------
Net assets at end of year*                                                      $  41,927,822    $  42,483,368
                                                                                -------------    -------------
* including undistributed (distributions in excess of) net investment income    $           -    $           -

                                       75

                                                                                     MORTGAGE SECURITIES
                                                                                             FUND
                                                                                ------------------------------
                                                                                    2002             2001
                                                                                -------------    -------------
Operations:
  Investment income - net                                                       $   4,983,164    $   3,677,031
  Net realized gains (losses) on investments                                        2,061,759       (2,360,079)
  Net change in unrealized appreciation or depreciation of investments               (946,746)       5,867,873
                                                                                -------------    -------------
      Net increase (decrease) in net assets resulting from operations               6,098,177        7,184,825
                                                                                -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                         (3,454,050)      (2,406,221)
   Class B                                                                         (1,427,914)      (1,040,626)
   Class C                                                                           (410,303)        (238,882)
  Net realized gains
   Class A                                                                                  -                -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
  Tax return of capital
   Class A                                                                            (50,986)        (135,460)
   Class B                                                                            (21,078)         (58,582)
   Class C                                                                             (6,056)         (13,448)
                                                                                -------------    -------------
      Total distributions                                                          (5,370,387)      (3,893,219)
                                                                                -------------    -------------
Capital share transactions (note 6):
  Proceeds from sales:
   Class A                                                                         40,374,981       12,959,927
   Class B                                                                         11,113,864        7,835,581
   Class C                                                                          6,746,433        3,150,142
  Shares issued as a result of reinvested distributions
   Class A                                                                          2,487,059        1,683,438
   Class B                                                                          1,191,985          896,517
   Class C                                                                            352,089          213,056
  Payments for redemption of shares
   Class A                                                                        (18,385,514)      (6,077,614)
   Class B                                                                         (3,844,743)      (2,927,513)
   Class C                                                                         (1,977,904)      (1,634,811)
                                                                                -------------    -------------
      Increase (decrease) in net assets from capital share transactions            38,058,250       16,098,723
                                                                                -------------    -------------
      Total increase (decrease) in net assets                                      38,786,040       19,390,329
Net assets at beginning of year                                                    68,899,968       49,509,639
                                                                                -------------    -------------
Net assets at end of year*                                                      $ 107,686,008    $  68,899,968
                                                                                =============    =============
* including undistributed (distributions in excess of) net investment income of $    (118,531)   $     (88,086)

                 See accompanying notes to financial statements.

                                       76

                                                                                         SPECTRUM FUND
                                                                                ------------------------------
                                                                                    2002             2001
                                                                                -------------    -------------
Operations:
  Investment income - net                                                       $   1,003,193    $   1,151,606
  Net realized gains (losses) on investments                                          795,011      (13,849,891)
  Net change in unrealized appreciation or depreciation of investments             (4,590,027)     (21,515,051)
                                                                                -------------    -------------
      Net increase (decrease) in net assets resulting from operations              (2,791,823)     (34,213,336)
                                                                                -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                           (931,366)        (856,166)
   Class B                                                                           (193,939)        (137,409)
   Class C                                                                            (41,695)         (31,425)
  Net realized gains
   Class A                                                                            (61,065)      (8,664,445)
   Class B                                                                            (20,461)      (2,995,355)
   Class C                                                                             (4,456)        (676,021)
  Tax return of capital
   Class A                                                                                  -                -
   Class B                                                                                  -                -
   Class C                                                                                  -                -
                                                                                -------------    -------------
      Total distributions                                                          (1,252,982)     (13,360,821)
                                                                                -------------    -------------
Capital share transactions (note 6):
  Proceeds from sales:
   Class A                                                                          3,242,717        4,884,713
   Class B                                                                            732,968        2,045,874
   Class C                                                                            265,270          468,737
  Shares issued as a result of reinvested distributions
   Class A                                                                            915,287        9,170,037
   Class B                                                                            203,782        3,055,969
   Class C                                                                             42,941          681,146
  Payments for redemption of shares
   Class A                                                                         (9,234,283)     (13,454,590)
   Class B                                                                         (4,082,012)      (5,199,830)
   Class C                                                                           (955,048)      (1,324,135)
                                                                                -------------    -------------
      Increase (decrease) in net assets from capital share transactions            (8,868,378)         327,921
                                                                                -------------    -------------
      Total increase (decrease) in net assets                                     (12,913,183)     (47,246,236)
Net assets at beginning of year                                                    63,483,975      110,730,211
                                                                                -------------    -------------
Net assets at end of year*                                                      $  50,570,792    $  63,483,975
                                                                                =============    =============
* including undistributed (distributions in excess of) net investment income of $       5,170    $     192,864

ADVANTUS FIXED INCOME AND BLENDED FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

(1)  ORGANIZATION

     Advantus Bond Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc., and Advantus Spectrum Fund, Inc. (the Funds) are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. The Funds' prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

     The Funds currently issue three classes of shares: Class A, Class B and Class C shares, except for the Money Market Fund which does not issue Class B or C shares. Class A shares are sold subject to a front-end sales charge except for the Money Market Fund which does not have any sales charges. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs among Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market. For the Money Market Fund, pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1. However, there is no assurance that the Fund will maintain a $1 NAV.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

     The International Balanced Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Balanced Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. International Balanced Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

     Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, each Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     For federal income tax purposes, the following Funds had capital loss carryovers and/or post October losses at September 30, 2002 which, if not offset by subsequent capital gains, will expire September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until available capital loss carryovers have been offset or expire:

  Bond Fund                                                   $  1,043,533
  International Balanced Fund                                    2,064,851
  Spectrum Fund                                                 11,482,396

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

     The Funds may elect to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended September 30, 2002, would reduce net realized gain for tax purposes.

     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                            UNDISTRIBUTED       ACCUMULATED       ADDITIONAL
                           NET INVESTMENT        REALIZED          PAID IN
FUND                           INCOME            GAIN/LOSS         CAPITAL
----                       --------------       -----------       ----------
International Balanced         $ (718,710)       $  695,891           22,819
Mortgage Securities               278,658          (278,658)              --
Spectrum                          (23,887)           (6,081)          29,968

     The tax character of distributions paid for the years indicated are as follows:

                               YEARS ENDED SEPTEMBER 30,
                            ------------------------------
FUND                            2002               2001
----                        -----------        -----------
BOND
DISTRIBUTIONS PAID FROM:
Ordinary income             $ 1,123,763        $ 1,248,372

INTERNATIONAL BALANCED
DISTRIBUTIONS PAID FROM:
Ordinary income                  13,409            503,000
Long-term capital gain          598,830          5,058,187
Return of capital                58,591                 --

MONEY MARKET
DISTRIBUTIONS PAID FROM:
Ordinary income                 516,889          1,904,964

MORTGAGE SECURITIES
DISTRIBUTIONS PAID FROM:
Ordinary income               5,013,609          3,685,729
Return of capital                78,120            207,490
Long-term capital gain          278,658                 --

SPECTRUM
DISTRIBUTIONS PAID FROM:
Ordinary income               1,167,000          5,386,153
Long-term capital gain           85,982          7,974,668

     As of September 30, 2002, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                ACCUMULATED       UNREALIZED
                            UNDISTRIBUTED        LONG-TERM       APPRECIATION
FUND                       ORDINARY INCOME      GAIN (LOSS)     (DEPRECIATION)
----                       ---------------     ------------     --------------
Bond                          $  7,878         $ (1,043,533)     $     980,675
International Balanced              --           (2,064,851)        (6,759,533)
Money Market                       435                   --                 --
Mortgage Securities                 --                   --          3,902,733
Spectrum                         5,170          (11,482,396)        (5,966,274)

  DISTRIBUTIONS TO SHAREHOLDERS

     For the International Balanced Fund and the Spectrum Fund dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

     For the Bond Fund, Money Market Fund and Mortgage Securities Fund dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

     Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 2002, Bond Fund and Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments of $983,576 and $7,668,587, respectively. Each Fund has segregated assets with the custodian to cover such when-issued and forward commitments.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended September 30, 2002, the cost of purchases and proceeds from sales of investment securities aggregated $499,632,211 and $500,364,011, respectively for the Money Market Fund. For the other Funds, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended September 30, 2002 were as follows:

FUND                                        PURCHASES            SALES
----                                      -------------       ------------
Bond                                      $  33,829,997       $ 33,366,135
International Balanced                       20,338,954         22,072,649
Mortgage Securities                         117,529,446         81,340,402
Spectrum                                     77,655,010         87,399,128

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Funds have an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Funds' assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

     Each Fund pays Advantus Capital Management an annual fee, based on its average daily net assets in the following amounts:

FUND                          ANNUAL FEE
--------------------------------------------------------------------------------
Bond                          .60% of assets to $250 million; and .55% of assets
                              exceeding $250 million to $500 million; and .50%
                              of assets exceeding $500 million to $1 billion;
                              and .45% of assets exceeding $1 billion

International Balanced        .70% of assets to $250 million; and .65% of assets
                              exceeding $250 million to $500 million; and .60%
                              of assets exceeding $500 million to $1 billion;
                              and .55% of assets exceeding $1 billion

Money Market                  .50% of assets to $500 million; and .45% of assets
                              exceeding $500 million to $1 billion; and .425% of
                              assets exceeding $1 billion to $2 Billion; and
                              .40% of assets exceeding $2 billion

Mortgage Securities           .475% of assets to $1 billion; and .46% of assets
                              exceeding $1 billion to $2 billion; and .45% of
                              assets exceeding $2 billion

Spectrum .50% of assets to $1 billion; and .48% of assets exceeding $1 billion to $2 billion; and .46% of assets exceeding $2 billion.

     Advantus Capital has a sub-advisory agreement with the following registered investment adviser. Under the sub-advisory agreement, Advantus Capital pays the sub-adviser an annual fee based on average daily net assets, in the following amounts:

FUND             SUB-ADVISOR          ANNUAL FEE
-------------    ------------------   -------------------------------------------------
International    Templeton            .70% of assets to $25 million; and .55% of assets
Balanced         Investment Counsel   exceeding $25 million to $50 million; and .50% of
                                      assets exceeding $50 million to $100 million; and
                                      .40% of assets exceeding $100 million

     The Funds have adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Funds pay fees to Securian Financial Services, Inc. (Securian), the underwriter of the Funds and a wholly-owned subsidiary of Securian Financial Group, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Funds' shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving the portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .20 percent in International Balanced and the entire 12b-1 fee for Money Market Fund. Securian waived Class A 12b-1 fees in the amounts of $20,547 and $102,412, respectively, for the above Funds for the year ended September 30, 2002.

     The Funds have engaged PFPC Global Fund Services to act as their transfer agent, dividend disbursing agent and redemption agent and bear the expenses of such services.

     The Funds also bear certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

     The Funds have entered in a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Funds pay a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Funds paid a shareholder services fee equal to $5 per shareholder account annually. The Funds also pay Securian Financial Group an administrative services fee equal to $6,200 per month for Bond Fund, Mortgage Securities Fund and Spectrum Fund, $5,300 per month for International Balanced Fund and $5,100 per month for Money Market Fund for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Funds in turn reimburse Advantus Capital.

  VOLUNTARY FEE ABSORPTION

     Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses that exceed 1.15% of Class A average daily net assets and 1.90% of Class B and C average daily net assets for Bond Fund, all Fund costs and expenses that exceed 1.62% of Class A average daily net assets and 2.42% of Class B and C average daily net assets for International Balanced Fund, all Fund costs and expenses that exceed .85% of Class A average daily net for Money Market Fund, all Fund costs and expenses which exceed .95% of Class A average daily net assets and 1.70% of Class B and C average daily net assets for Mortgage Securities Fund and all Fund costs and expenses that exceed 1.22% of Class A average daily net assets and 1.97% of Class B and C average daily net assets for Spectrum Fund. During the year ended September 30, 2002, Advantus Capital voluntarily agreed to absorb $181,150, $21,524, $189,327, $216,342 and $187,045, respectively, in expenses which were otherwise payable by the Funds.

  ACCOUNTING SERVICES

     The International Balanced Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services. Under this agreement, the annual fee for the Fund is equal to the greater of $45,000 or .06% of the first $150 million in net assets, .05% of net assets from $150 million to $850 million and .04% of net assets in excess of $1 billion.

     For the year ended September 30, 2002, sales charges retained by Securian for distributing the Funds' three classes of shares for Bond, International Balanced, Mortgage Securities and Spectrum were $12,282, $6,929, $9,278 and $32,299, respectively.

     As of September 30, 2002 the ownership of shares by Minnesota Life and subsidiaries and the directors and officers of the Funds as a whole was as follows:

                                                                PERCENTAGE
                                             NUMBER OF            OWNED
FUND                                          SHARES             OF CLASS
----                                         ---------          ----------
Bond
  Class A                                      341,589                20.8%
International Balanced
  Class A                                    3,222,851                77.0%
Money Market
  Class A                                    4,679,431                11.2%
Mortgage Securities
  Class A                                      583,972                 9.6%
Spectrum
  Class A                                          981                 0.0%

     Legal fees were paid to a law firm with whom the Funds' secretary is a partner to Bond Fund, International Balanced Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund in the amount of $5,307, $5,311, $5,304, $5,302, $5,305, respectively.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the years ended September 30, 2002 and 2001, were as follows:

                                            BOND FUND
                    ----------------------------------------------------------
                          CLASS A             CLASS B              CLASS C
                    ------------------  ------------------   -----------------
                      2002      2001      2002      2001       2002      2001
                    --------  --------  --------  --------   -------   -------
Sold                 793,620   428,285   106,141    83,643    36,666    33,990
Issued for
 reinvested
 distributions        47,082    53,922    22,664    27,488     3,726     5,242
Redeemed            (729,969) (517,080) (170,786) (175,538)  (35,651)  (55,127)
                    --------  --------  --------  --------   -------   -------
                     110,733   (34,873)  (41,981)  (64,407)    4,741   (15,895)
                    ========  ========  ========  ========   =======   =======

                                    INTERNATIONAL BALANCED FUND
                  ------------------------------------------------------------
                          CLASS A              CLASS B             CLASS C
                  --------------------   -----------------   -----------------
                     2002       2001       2002      2001      2002      2001
                  ----------  --------   -------   -------   -------   -------
Sold               1,005,733   215,841    24,615    25,152    10,844     8,513
Issued for
 reinvested
 distributions        57,082   438,581     4,795    43,108     1,426    16,228
Redeemed          (1,188,610) (458,489)  (87,172)  (87,802)  (23,558)  (59,525)
                  ----------  --------   -------   -------   -------   -------
                    (125,795)  195,933   (57,762)  (19,542)  (11,288)  (34,784)
                  ==========  ========   =======   =======   =======   =======

                        MONEY MARKET FUND
                    -------------------------
                             CLASS A
                    -------------------------
                        2002          2001
                    -----------   -----------
Sold                 49,808,396    66,749,910
Issued for
 reinvested
 distributions          514,265     1,869,131
Redeemed            (50,878,207)  (68,323,524)
                    -----------   -----------
                       (555,546)      295,517
                    ===========   ===========

                                       86

                                      MORTGAGE SECURITIES FUND
                  --------------------------------------------------------------
                          CLASS A               CLASS B             CLASS C
                  ---------------------  -------------------  ------------------
                     2002        2001       2002      2001      2002      2001
                  ----------   --------   --------  --------  --------  --------
Sold               3,700,516  1,210,033  1,016,397   728,922   617,004   293,663
Issued for
 reinvested
 distributions       228,004    157,266    109,077    83,586    32,255    19,865
Redeemed          (1,707,279)  (571,227)  (360,354) (273,913) (183,912) (153,223)
                  ----------   --------   --------  --------  --------  --------
                   2,221,241    796,072    765,120   538,595   465,347   160,305
                  ==========   ========   ========  ========  ========  ========

                                          SPECTRUM FUND
                    ----------------------------------------------------------
                          CLASS A             CLASS B              CLASS C
                    ------------------  ------------------   -----------------
                      2002      2001      2002      2001       2002      2001
                    --------  --------  --------  --------   -------   -------
Sold                 270,707   324,750    61,696   137,812    23,078    31,646
Issued for
 reinvested
 distributions        77,674   618,986    17,367   206,448     3,684    46,289
Redeemed            (775,059) (958,885) (344,138) (376,427)  (81,875)  (97,953)
                    --------  --------  --------  --------   -------   -------
                    (426,678)   15,149  (265,075)  (32,167)  (55,113)  (20,018)
                    ========  ========  ========  ========   =======   =======

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Funds loan securities to brokers in exchange for collateral. The Funds receive a fee from the brokers measured as a percent of the loaned securities. At September 30, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risk to the Funds is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2002, International Balanced Fund and Spectrum Fund had securities valued at $2,141,563 and $3,029,396 that were on loan to brokers and the Funds had $2,420,920 and $3,106,909 in cash collateral, respectively.

(7)  ILLIQUID SECURITIES

     The Funds' investments in illiquid securities are limited to 10% of net assets at the time of purchase. At September 30, 2002 investments in securities of Bond Fund, Mortgage Securities Fund and Spectrum Fund include issues that are illiquid. The aggregate value of illiquid securities held by the Funds were $852,291, $4,126,999 and $899,621, respectively, which represents 3.4%, 3.8% and
1.8% of net assets, respectively. Pursuant to guidelines adopted by the Funds' Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitation specified above.

(8)  COMMISSION RECAPTURE

     International Balanced Fund participates in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on fund trades are refunded. The commission recapture is reported as commission reimbursment income on the statement of operations. For the year ended September 30, 2002, the International Balanced Fund had participated in such agreements and recaptured $8,234 in brokerage commissions.

(9)  FINANCIAL HIGHLIGHTS

ADVANTUS BOND FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS A
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  10.30   $   9.60    $   9.71    $  10.69   $  10.43
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .52        .58         .58         .54        .59
   Net gains (losses) on securities (both realized and unrealized)         .27        .70        (.11)       (.79)       .30
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .79       1.28         .47        (.25)       .89
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.52)      (.58)       (.58)       (.54)      (.60)
   Distributions from net realized gains                                     -          -           -        (.19)      (.03)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.52)      (.58)       (.58)       (.73)      (.63)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  10.57   $  10.30    $   9.60    $   9.71   $  10.69
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           7.90%     13.68%       5.04%      (2.36)%     8.75%
Net assets, end of year (in thousands)                                $ 17,313   $ 15,737    $ 15,002    $ 17,846   $ 19,419
Ratios to average net assets:
  Expenses                                                                1.15%      1.15%       1.15%       1.15%      1.10%
  Net investment income                                                   5.07%      5.77%       6.08%       5.41%      5.55%
  Expenses without waiver                                                 1.92%      1.99%       1.84%       1.55%      1.58%
  Net investment income without waiver                                    4.30%      4.93%       5.39%       5.01%      5.07%
Portfolio turnover rate (excluding short-term securities)                148.3%     251.9%      191.4%      211.9%     237.2%

----------
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                       89

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS B
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  10.33   $   9.62    $   9.74    $  10.71   $  10.43
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .44        .50         .51         .47        .51
   Net gains (losses) on securities (both realized and unrealized)         .26        .72        (.12)       (.78)       .31
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .70       1.22         .39        (.31)       .82
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.44)      (.51)       (.51)       (.47)      (.51)
   Distributions from net realized gains                                    --         --          --        (.19)      (.03)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.44)      (.51)       (.51)       (.66)      (.54)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  10.59   $  10.33    $   9.62    $   9.74   $  10.71
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           6.99%     12.93%       4.16%      (2.98)%     8.09%
Net assets, end of year (in thousands)                                $  6,308   $  6,582    $  6,755    $  8,171   $  8,894
Ratios to average net assets:
  Expenses                                                                1.90%      1.90%       1.90%       1.90%      1.90%
  Net investment income                                                   4.32%      5.03%       5.33%       4.64%      4.78%
  Expenses without waiver                                                 2.67%      2.74%       2.59%       2.28%      2.28%
  Net investment income without waiver                                    3.55%      4.19%       4.64%       4.26%      4.40%
Portfolio turnover rate (excluding short-term securities)                148.3%     251.9%      191.4%      211.9%     237.2%

----------
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                       90

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS C
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  10.29   $   9.59    $   9.70    $  10.68   $  10.42
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .44        .50         .51         .47        .51
   Net gains (losses) on securities (both realized and unrealized)         .27        .70        (.11)       (.79)       .29
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .71       1.20         .40        (.32)       .80
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.44)      (.50)       (.51)       (.47)      (.51)
   Distributions from net realized gains                                     -          -           -        (.19)      (.03)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.44)      (.50)       (.51)       (.66)      (.54)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  10.56   $  10.29    $   9.59    $   9.70   $  10.68
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           7.11%     12.84%       4.26%      (3.10)%     7.89%
Net assets, end of year (in thousands)                                $  1,106   $  1,029    $  1,112    $  1,594   $  2,089
Ratios to average net assets:
  Expenses                                                                1.90%      1.90%       1.91%       1.90%      1.90%
  Net investment income                                                   4.32%      5.03%       5.32%       4.64%      4.81%
  Expenses without waiver                                                 2.67%      2.74%       2.59%       2.28%      2.28%
  Net investment income without waiver                                    3.55%      4.19%       4.68%       4.26%      4.43%
Portfolio turnover rate (excluding short-term securities)                148.3%     251.9%      191.4%      211.9%     237.2%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

ADVANTUS INTERNATIONAL BALANCED FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS A
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $   9.28   $  11.59    $  11.80    $  10.56   $  13.29
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .18        .18         .23         .21        .28
   Net gains (losses) on securities (both realized and unrealized)        (.59)     (1.28)        .50        1.52      (1.95)
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                    (.41)     (1.10)        .73        1.73      (1.67)
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                     --       (.11)       (.36)       (.11)      (.14)
   Distributions from net realized gains                                  (.13)     (1.10)       (.58)       (.38)      (.92)
   Tax return of capital                                                  (.02)        --          --          --         --
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.15)     (1.21)       (.94)       (.49)     (1.06)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $   8.72   $   9.28    $  11.59    $  11.80   $  10.56
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                          (4.62)%   (10.57)%      6.26%      16.65%    (13.02)%
Net assets, end of year (in thousands)                                $ 36,488   $ 40,021    $ 47,693    $ 49,502   $ 46,025
Ratios to average net assets:
  Expenses                                                                1.62%      1.62%       1.52%       1.63%      1.62%
  Net investment income                                                   1.84%      1.60%       1.92%       1.77%      2.38%
  Expenses without waivers                                                1.72%      1.73%       1.65%       1.70%      1.91%
  Net investment income without waivers                                   1.74%      1.49%       1.79%       1.70%      2.09%
Portfolio turnover rate (excluding short-term securities)                 47.8%      35.6%       44.2%       73.8%      57.0%

----------
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                       92

ADVANTUS INTERNATIONAL BALANCED FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS B
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $   9.17   $  11.49    $  11.66    $  10.47   $  13.23
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .10        .11         .11         .12        .19
   Net gains (losses) on securities (both realized and unrealized)        (.59)     (1.28)        .51        1.51      (1.93)
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                    (.49)     (1.17)        .62        1.63      (1.74)
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                     --       (.05)       (.21)       (.06)      (.10)
   Distributions from net realized gains                                  (.13)     (1.10)       (.58)       (.38)      (.92)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.13)     (1.15)       (.79)       (.44)     (1.02)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $   8.55   $   9.17    $  11.49    $  11.66   $  10.47
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                          (5.52)%   (11.29)%      5.32%      15.84%    (13.63)%
Net assets, end of year (in thousands)                                $  2,798   $  3,530    $  4,647    $  5,293   $  4,869
Ratios to average net assets:
  Expenses                                                                2.42%      2.42%       2.32%       2.43%      2.29%
  Net investment income                                                   1.04%       .79%       1.12%        .94%      1.77%
  Expenses without waivers                                                2.47%      2.48%       2.42%       2.43%      2.44%
  Net investment income without waivers                                    .99%       .74%       1.02%        .94%      1.62%
Portfolio turnover rate (excluding short-term securities)                 47.8%      35.6%       44.2%       73.8%      57.0%

----------
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                       93

ADVANTUS INTERNATIONAL BALANCED FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS C
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $   9.18   $  11.50    $  11.66    $  10.48   $  13.24
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .08        .11         .11         .10        .18
   Net gains (losses) on securities (both realized and unrealized)        (.57)     (1.28)        .51        1.52      (1.92)
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                    (.49)     (1.17)        .62        1.62      (1.74)
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                     --       (.05)       (.20)       (.06)      (.10)
   Distributions from net realized gains                                  (.13)     (1.10)       (.58)       (.38)      (.92)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.13)     (1.15)       (.78)       (.44)     (1.02)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $   8.56   $   9.18    $  11.50    $  11.66   $  10.48
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                          (5.52)%   (11.27)%      5.36%      15.71%    (13.67)%
Net assets, end of year (in thousands)                                $    892   $  1,060    $  1,728    $  2,510   $  3,074
Ratios to average net assets:
  Expenses                                                                2.42%      2.42%       2.33%       2.44%      2.49%
  Net investment income                                                   1.04%       .78%       1.09%        .94%      1.52%
  Expenses without waivers                                                2.47%      2.48%       2.43%       2.44%      2.64%
  Net investment income without waivers                                    .99%       .73%        .99%        .94%      1.37%
Portfolio turnover rate (excluding short-term securities)                 47.8%      35.6%       44.2%       73.8%      57.0%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

ADVANTUS MONEY MARKET FUND

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value beginning of year                                     $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .01        .04         .05         .04        .05
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .01        .04         .05         .04        .05
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.01)      (.04)       (.05)       (.04)      (.05)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.01)      (.04)       (.05)       (.04)      (.05)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           1.27%      4.56%       5.33%       4.24%      4.78%
Net assets, end of year (in thousands)                                $ 41,928   $ 42,483    $ 42,188    $ 41,203   $ 60,901
Ratios to average net assets:
  Expenses                                                                 .85%       .85%        .85%        .85%       .85%
  Net investment income                                                   1.26%      4.45%       5.21%       4.17%      4.68%
  Expenses without waiver                                                 1.56%      1.66%       1.78%       1.56%      1.41%
  Net investment income without waiver                                     .55%      3.64%       4.28%       3.46%      4.12%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions.

ADVANTUS MORTGAGE SECURITIES FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS A
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  10.99   $  10.37    $  10.30    $  10.75   $  10.54
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .70        .73         .69         .69        .64
   Net gains (losses) on securities (both realized and unrealized)         .11        .65         .09        (.45)       .25
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .81       1.38         .78         .24        .89
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.72)      (.72)       (.70)       (.68)      (.65)
   Tax return of capital                                                  (.01)      (.04)       (.01)       (.01)      (.03)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.73)      (.76)       (.71)       (.69)      (.68)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  11.07   $  10.99    $  10.37    $  10.30   $  10.75
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           7.88%     13.90%       7.70%       2.26%      8.73%
Net assets, end of year (in thousands)                                $ 67,395   $ 42,458    $ 31,814    $ 33,617   $ 32,268
Ratios to average net assets:
  Expenses                                                                 .95%       .95%        .95%        .95%       .95%
  Net investment income                                                   6.24%      6.75%       6.81%       6.29%      6.02%
  Expenses without waiver                                                 1.21%      1.31%       1.32%       1.21%      1.29%
  Net investment income without waiver                                    5.98%      6.39%       6.44%       6.03%      5.68%
Portfolio turnover rate (excluding short-term securities)                 98.5%      55.2%       64.7%      127.1%     152.5%

----------
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                       96

ADVANTUS MORTGAGE SECURITIES FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS B
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  11.01   $  10.39    $  10.33    $  10.77   $  10.56
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .61        .65         .61         .61        .57
   Net gains (losses) on securities (both realized and unrealized)         .12        .65         .08        (.44)       .24
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .73       1.30         .69         .17        .81
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.64)      (.64)       (.62)       (.60)      (.57)
   Tax return of capital                                                  (.01)      (.04)       (.01)       (.01)      (.03)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.65)      (.68)       (.63)       (.61)      (.60)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  11.09   $  11.01    $  10.39    $  10.33   $  10.77
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           6.99%     13.05%       6.90%       1.51%      7.92%
Net assets, end of year (in thousands)                                $ 29,879   $ 21,227    $ 14,436    $ 14,057   $ 10,079
Ratios to average net assets:
  Expenses                                                                1.70%      1.70%       1.70%       1.70%      1.70%
  Net investment income                                                   5.49%      6.00%       6.06%       5.57%      5.33%
  Expenses without waiver                                                 1.96%      2.06%       2.07%       1.94%      1.99%
  Net investment income without waiver                                    5.23%      5.64%       5.69%       5.33%      5.04%
Portfolio turnover rate (excluding short-term securities)                 98.5%      55.2%       64.7%      127.1%     152.5%

----------
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                       97

ADVANTUS MORTGAGE SECURITIES FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS C
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  10.99   $  10.37    $  10.31    $  10.76   $  10.55
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .62        .66         .61         .61        .57
   Net gains (losses) on securities (both realized and unrealized)         .12        .64         .08        (.45)       .24
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                     .74       1.30         .69         .16        .81
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.64)      (.64)       (.62)       (.60)      (.57)
   Tax return of capital                                                  (.01)      (.04)       (.01)       (.01)      (.03)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.65)      (.68)       (.63)       (.61)      (.60)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  11.08   $  10.99    $  10.37    $  10.31   $  10.76
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                           6.99%     13.05%       6.89%       1.50%      7.92%
Net assets, end of year (in thousands)                                $ 10,411   $  5,216    $  3,259    $  5,126   $  4,343
Ratios to average net assets:
  Expenses                                                                1.70%      1.70%       1.70%       1.70%      1.70%
  Net investment income                                                   5.49%      6.00%       6.06%       5.58%      5.40%
  Expenses without waiver                                                 1.96%      2.06%       2.07%       1.94%      1.99%
  Net investment income without waiver                                    5.23%      5.64%       5.69%       5.34%      5.11%
Portfolio turnover rate (excluding short-term securities)                 98.5%      55.2%       64.7%      127.1%     152.5%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

ADVANTUS SPECTRUM FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS A
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  11.45   $  19.73    $  17.88    $  16.50   $  16.40
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .23        .22         .31         .31        .33
   Net gains (losses) on securities (both realized and unrealized)        (.89)     (6.08)       2.55        2.30       1.40
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                    (.66)     (5.86)       2.86        2.61       1.73
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.25)      (.20)       (.30)       (.31)      (.33)
   Distributions from net realized gains                                     -      (2.22)       (.71)       (.92)     (1.30)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.25)     (2.42)      (1.01)      (1.23)     (1.63)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  10.54   $  11.45    $  19.73    $  17.88   $  16.50
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                          (5.91)%   (32.35)%     16.22%      16.08%     11.31%
Net assets, end of year (in thousands)                                $ 36,974   $ 45,066    $ 77,964    $ 73,613   $ 68,157
Ratios to average net assets:
  Expenses                                                                1.22%      1.12%       1.11%       1.10%      1.19%
  Net investment income                                                   1.84%      1.57%       1.58%       1.77%      1.98%
  Expenses without waiver                                                 1.52%      1.40%       1.20%       1.10%      1.19%
  Net investment income without waiver                                    1.54%      1.29%       1.49%       1.77%      1.98%
Portfolio turnover rate (excluding short-term securities)                129.0%     158.4%      132.0%      100.8%     139.8%

----------
(a) Total return figures presented for the periods above assume reinvestment of distributions and do not include the effects of sales charges.

ADVANTUS SPECTRUM FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS B
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001         2000       1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  11.38   $  19.61    $  17.79    $  16.43   $  16.34
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .12        .11         .17         .19        .22
   Net gains (losses) on securities (both realized and unrealized)        (.87)     (6.03)       2.53        2.28       1.39
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                    (.75)     (5.92)       2.70        2.47       1.61
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.16)      (.09)       (.17)       (.19)      (.22)
   Distributions from net realized gains                                     -      (2.22)       (.71)       (.92)     (1.30)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.16)     (2.31)       (.88)      (1.11)     (1.52)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  10.47   $  11.38    $  19.61    $  17.79   $  16.43
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                          (6.56)%   (32.82)%     15.51%      15.31%     10.55%
Net assets, end of year (in thousands)                                $ 11,216   $ 15,207    $ 26,838    $ 24,420   $ 17,751
Ratios to average net assets:
  Expenses                                                                1.97%      1.87%       1.86%       1.82%      1.84%
  Net investment income                                                   1.09%       .82%        .83%       1.06%      1.32%
  Expenses without waiver                                                 2.27%      2.15%       1.95%       1.82%      1.84%
  Net investment income without waiver                                     .79%       .54%        .72%       1.06%      1.32%
Portfolio turnover rate (excluding short-term securities)                129.0%     158.4%      132.0%      100.8%     139.8%

----------
(a)  Total return figures presented for the periods above assume reinvestment of distributions and do not include the effects of sales charges.

                                       100

ADVANTUS SPECTRUM FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                              CLASS C
                                                                      ------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
                                                                        2002       2001        2000        1999       1998
                                                                      --------   --------    --------    --------   --------
Net asset value, beginning of year                                    $  11.29   $  19.49    $  17.69    $  16.34   $  16.27
                                                                      --------   --------    --------    --------   --------
Income from investment operations:
   Net investment income                                                   .12        .11         .17         .19        .24
   Net gains (losses) on securities (both realized and unrealized)        (.86)     (6.00)       2.51        2.27       1.36
                                                                      --------   --------    --------    --------   --------
      Total from investment operations                                    (.74)     (5.89)       2.68        2.46       1.60
                                                                      --------   --------    --------    --------   --------
Less distributions:
   Dividends from net investment income                                   (.16)      (.09)       (.17)       (.19)      (.23)
   Distributions from net realized gains                                     -      (2.22)       (.71)       (.92)     (1.30)
                                                                      --------   --------    --------    --------   --------
      Total distributions                                                 (.16)     (2.31)       (.88)      (1.11)     (1.53)
                                                                      --------   --------    --------    --------   --------
Net asset value, end of year                                          $  10.39   $  11.29    $  19.49    $  17.69   $  16.34
                                                                      ========   ========    ========    ========   ========
Total return(a)                                                          (6.54)%   (32.87)%     15.38%      15.29%     10.57%
Net assets, end of year (in thousands)                                $  2,381   $  3,210    $  5,928    $  5,659   $  4,062
Ratios to average net assets:
  Expenses                                                                1.97%      1.87%       1.86%       1.82%      1.83%
  Net investment income                                                   1.09%       .82%        .83%       1.07%      1.31%
  Expenses without waiver                                                 2.27%      2.15%       1.95%       1.82%      1.83%
  Net investment income without waiver                                     .79%       .54%        .72%       1.07%      1.31%
Portfolio turnover rate (excluding short-term securities)                129.0%     158.4%      132.0%      100.8%     139.8%

----------
(a) Total return figures presented for the periods above assume reinvestment of distributions and do not include the effects of sales charges.

Independent Auditors' Report

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.
Advantus International Balanced Fund, Inc.
Advantus Money Market Fund, Inc.
Advantus Mortgage Securities Fund, Inc.
Advantus Spectrum Fund, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Advantus Bond Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc., and Advantus Spectrum Fund, Inc. (the Funds) as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantus Bond Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc. and Advantus Spectrum Fund, Inc. as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, Minnesota
November 8, 2002

                                                  FEDERAL INCOME TAX INFORMATION

                                                                     (UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2002. Dividends for the 2002 calendar year will be reported to you on Form 1099-Div in late January 2003. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

ADVANTUS BOND FUND

INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS A
                                                                        PER
PAYABLE DATE                                                           SHARE
------------                                                          --------
October 31, 2001                                                      $  .0404
November 30, 2001                                                        .0420
December 31, 2001                                                        .0449
January 31, 2002                                                         .0513
February 28, 2002                                                        .0375
March 31, 2002                                                           .0389
April 30, 2002                                                           .0447
May 31, 2002                                                             .0482
June 30, 2002                                                            .0418
July 31, 2002                                                            .0431
August 31, 2002                                                          .0404
September 30, 2002                                                       .0420
                                                                      --------
                                                                      $  .5152
                                                                      ========

INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION
BY CORPORATIONS.

CLASS B
                                                                        PER
PAYABLE DATE                                                           SHARE
------------                                                          --------
October 31, 2001                                                      $  .0339
November 30, 2001                                                        .0358
December 31, 2001                                                        .0386
January 31, 2002                                                         .0449
February 28, 2002                                                        .0317
March 31, 2002                                                           .0326
April 30, 2002                                                           .0386
May 31, 2002                                                             .0418
June 30, 2002                                                            .0356
July 31, 2002                                                            .0366
August 31, 2002                                                          .0339
September 30, 2002                                                       .0356
                                                                      --------
                                                                      $  .4396
                                                                      ========

                                       103

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION
BY CORPORATIONS.

CLASS C
                                                                        PER
PAYABLE DATE                                                           SHARE
------------                                                          --------
October 31, 2001                                                      $  .0338
November 30, 2001                                                        .0357
December 31, 2001                                                        .0384
January 31, 2002                                                         .0447
February 28, 2002                                                        .0316
March 31, 2002                                                           .0325
April 30, 2002                                                           .0385
May 31, 2002                                                             .0417
June 30, 2002                                                            .0355
July 31, 2002                                                            .0365
August 31, 2002                                                          .0338
September 30, 2002                                                       .0355
                                                                      --------
                                                                      $  .4382
                                                                      ========

ADVANTUS INTERNATIONAL BALANCED FUND

CLASS A
                                                                                   PER
PAYABLE DATE                                                                      SHARE
------------                                                                     --------
September 27, 2002                                                               $  .0172*
                                                                                 ========
Capital gains distributions-taxable as long-term capital gains, 20% rate.
 December 14, 2001                                                               $  .1261
                                                                                 ========

* The total distribution of $.0172 includes - tax return of capital of $.0140

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS B

                                                                                   PER
PAYABLE DATE                                                                      SHARE
------------                                                                     --------
Capital gains distributions-taxable as long-term capital gains, 20% rate.
December 14, 2001                                                                $  .1261
                                                                                 ========

CLASS C
                                                                                   PER
PAYABLE DATE                                                                      SHARE
------------                                                                     --------
Capital gains distributions-taxable as long-term capital gains, 20% rate.
December 14, 2001                                                                $  .1261
                                                                                 ========

ADVANTUS MONEY MARKET FUND

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTIONS BY CORPORATIONS.

                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
October 31, 2001                                                      $  .0018
November 30, 2001                                                        .0014
December 31, 2001                                                        .0013
January 31, 2002                                                         .0011
February 28, 2002                                                        .0009
March 31, 2002                                                           .0010
April 30, 2002                                                           .0009
May 31, 2002                                                             .0009
June 30, 2002                                                            .0008
July 31, 2002                                                            .0009
August 31, 2002                                                          .0008
September 30, 2002                                                       .0008
                                                                      --------
                                                                      $  .0123
                                                                      ========

ADVANTUS MORTGAGE SECURITIES FUND

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS A
                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
October 31, 2001                                                      $  .0620
November 30, 2001                                                        .0581
December 31, 2001                                                        .0602
January 31, 2002                                                         .0637
February 28, 2002                                                        .0627
March 31, 2002                                                           .0403
April 30, 2002                                                           .0724
May 31, 2002                                                             .0653
June 30, 2002                                                            .0607
July 31, 2002                                                            .0692
August 31, 2002                                                          .0649
September 30, 2002                                                       .0509
                                                                      --------
                                                                      $  .7304*
                                                                      ========

* The total distribution of $.7304 includes a tax return of capital of $.0106.

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS B
                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
October 31, 2001                                                      $  .0551
November 30, 2001                                                        .0514
December 31, 2001                                                        .0534
January 31, 2002                                                         .0569
February 28, 2002                                                        .0566
March 31, 2002                                                           .0336
April 30, 2002                                                           .0659
May 31, 2002                                                             .0585
June 30, 2002                                                            .0541
July 31, 2002                                                            .0624
August 31, 2002                                                          .0580
September 30, 2002                                                       .0441
                                                                      --------
                                                                      $  .6500*
                                                                      ========

* The total distribution of $.6500 includes a tax return of capital of $.0094.

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS C
                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
October 31, 2001                                                      $  .0550
November 30, 2001                                                        .0513
December 31, 2001                                                        .0533
January 31, 2002                                                         .0568
February 28, 2002                                                        .0565
March 31, 2002                                                           .0335
April 30, 2002                                                           .0658
May 31, 2002                                                             .0584
June 30, 2002                                                            .0540
July 31, 2002                                                            .0623
August 31, 2002                                                          .0579
September 30, 2002                                                       .0441
                                                                      --------
                                                                      $  .6489*
                                                                      ========

* The total distribution of $.6489 includes a tax return of capital of $.0094.

ADVANTUS SPECTRUM FUND

INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 46.8% QUALIFYING FOR DEDUCTION BY CORPORATIONS

CLASS A
                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
December 14, 2001                                                        .0790
March 28, 2002                                                           .0457
June 21, 2002                                                            .0640
September 27, 2002                                                       .0652
                                                                      --------
                                                                      $  .2539
                                                                      ========

                                       107

CLASS B
                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
December 14, 2001                                                        .0555
March 28, 2002                                                           .0246
June 21, 2002                                                            .0409
September 27, 2002                                                       .0438
                                                                      --------
                                                                      $  .1648
                                                                      ========

CLASS C
                                                                         PER
PAYABLE DATE                                                            SHARE
------------                                                          --------
December 14, 2001                                                        .0561
March 28, 2002                                                           .0221
June 21, 2002                                                            .0409
September 27, 2002                                                       .0442
                                                                      --------
                                                                      $  .1633
                                                                      ========

ADVANTUS INTERNATIONAL BALANCED FUND

THE FUND HAS ELECTED TO PASS-THROUGH FOREIGN TAX CREDITS TO ITS SHAREHOLDERS. THE FOLLOWING INFORMATION WILL AID YOU IN FILING FOR YOUR FOREIGN TAX CREDIT.

                                                                           CLASS A
                                                             CLASS A     FOREGIN TAX
                                                         FOREIGN INCOME   PAID PER
COUNTRY                                                     PER SHARE       SHARE
-------                                                  --------------  -----------
Australia                                                  $ 0.009007    $        -
Belgium                                                      0.015464             -
Canada                                                       0.029844      0.001168
Denmark                                                      0.004509             -
Finland                                                      0.007678      0.001147
France                                                       0.043283      0.000584
Germany                                                      0.040126      0.001526
Hong Kong                                                    0.016344             -
Italy                                                        0.038488      0.000470
Japan                                                        0.028356      0.001069
Netherlands                                                  0.025102      0.001856
New Zealand                                                  0.006816      0.000568
Norway                                                       0.001242             -
Spain                                                        0.019268      0.001110
Sweden                                                       0.017562      0.002269
Switzerland                                                  0.002518      0.000280
United Kingdom                                               0.094151      0.005230
                                                           ----------    ----------
TOTAL FOREIGN                                                0.399760      0.017277
                                                           ----------    ----------
United States                                                0.043805             -
                                                           ----------    ----------
TOTAL                                                      $ 0.443564    $ 0.017277
                                                           ==========    ==========

ADVANTUS FUND

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of each Fund, and also serve in the same capacity for each of the other seven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 29 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Funds are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                        POSITION WITH FUND
NAME, ADDRESS(1)        AND LENGTH OF         PRINCIPAL OCCUPATION(s)
AND AGE                 TIME SERVED           DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
William N. Westhoff     Director since        Retired; prior to July 26, 2002, President, Treasurer
Age: 55                 July 23, 1998         and Director, Advantus Capital Management, Inc.;
                                              Senior Vice President and Treasurer, Minnesota
                                              Life Insurance Company; Senior Vice President,
                                              Global Investments, American Express Financial
                                              Corporation, Minneapolis, Minnesota, from
                                              August 1994 to October 1997

Frederick P. Feuerherm  Vice President,       Vice President, Assistant Secretary and Director,
Age: 55                 Director and          Advantus Capital Management, Inc.; Vice
                        Treasurer since       President, Minnesota Life Insurance Company;
                        July 13, 1994         Vice President, Minnesota Mutual Companies, Inc.;
                                              Vice President, Securian Financial Group, Inc.;
                                              Vice President, Securian Holding Company; Vice
                                              President and Director, MIMLIC Funding, Inc.
                                              (entity holding legal title to bonds beneficially
                                              owned by certain clients of Advantus Capital);
                                              Vice President and Assistant Secretary, MCM
                                              Funding 1997-1, Inc. and MCM Funding 1998-1, Inc.
                                              (entities holding legal title to mortgages
                                              beneficially owned by certain clients of Advantus
                                              Capital); Treasurer, Ministers Life Resources,
                                              Inc.; Treasurer, The Ministers Life Insurance
                                              Company

                                       110

INDEPENDENT DIRECTORS
Ralph D. Ebbott         Director since        Retired, Vice President and Treasurer of
Age: 75                 October 22, 1985      Minnesota Mining and Manufacturing Company
                                              (industrial and consumer products) through
                                              June 1989

William C. Melton       Director since        Founder and President of Melton Research Inc.
Age: 54                 April 25, 2002        since 1997; member of the Advisory Board of
                                              Macroeconomic Advisors LLC since 1998;
                                              member, Minneapolis StarTribune Board of
                                              Economists since 1986; member, State of
                                              Minnesota Council of Economic Advisors from
                                              1988 to 1994; various senior positions at American
                                              Express Financial Advisors (formerly Investors
                                              Diversified Services and, thereafter, IDS/American
                                              Express) from 1982 through 1997, including Chief
                                              Economist and, thereafter, Chief International
                                              Economist

Ellen S. Berscheid      Director since        Regents' Professor of Psychology
Age: 65                 October 22, 1985      at the University of Minnesota

OTHER EXECUTIVE OFFICERS
Dianne M. Orbison       President since       President and Treasurer, Advantus Capital
Age: 50                 July 25, 2002         Management, Inc.; Vice President and Treasurer,
                                              Minnesota Life Insurance Company; Vice
                                              President and Treasurer, Minnesota Mutual
                                              Companies, Inc.; Vice President and Treasurer,
                                              Securian Financial Group, Inc.; Vice President and
                                              Treasurer, Securian Holding Company; President
                                              and Treasurer, MIMLIC Funding, Inc. (entity
                                              holding legal title to bonds beneficially owned by
                                              certain clients of Advantus Capital); President and
                                              Treasurer, MCM Funding 1997-1, Inc. and MCM
                                              Funding 1998-1, Inc. (entities holding legal title to
                                              mortgages beneficially owned by certain clients
                                              of Advantus Capital)

Michael J. Radmer       Secretary since       Partner with the law firm of
Dorsey & Whitney LLP    April 16, 1998        Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota
55402
Age: 57

-----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $500 when you agree to make investments of not less than $50 under the plan and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the

Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Minimum lump-sum initial investment is $1,000 ($500 for qualified accounts and accounts covered by an automatic investment plan). Minimum subsequent investment is $50.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.2 billion in assets in addition to $11.6 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

                              Distributed by:
                              SECURIAN FINANCIAL SERVICES, INC.
                              Securities Dealer, Member NASD/SIPC.
                              Registered Investment Advisor

                              400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                              3010-2002-4838

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                                       PRESORTED STANDARD
ST. PAUL, MN 55101-2098                                        U.S. POSTAGE PAID
                                                                 ST. PAUL, MN
                                                                PERMIT NO. 3547


ADDRESS SERVICE REQUESTED


F. 58525 Rev. 11-2002